UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒    Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AVADEL PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
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(4)
Date Filed:

Explanatory Note
This Amendment No. 1 (this “Amended Proxy Statement”) amends and restates in its entirety the Definitive Proxy Statement on Schedule 14A of Avadel Pharmaceutical plc (the “Company”) that was originally filed with the Securities and Exchange Commission on April 27, 2019 (the “Original Proxy Statement”). This Amended Proxy Statement is being filed to (i) disclose the number of shares that were outstanding as of May 27, 2020, the record date established by the Board of Directors, (ii) to correct the dates by which shareholders must submit proposals or nominees for directors for inclusion in the Proxy Statement for the 2021 annual meeting and (iii) to update the date that Avadel intends to mail, to direct holders of its ordinary shares, a Notice of Internet Availability of Proxy Materials. Also included with this Amended Proxy Statement is a proxy card (for use by holders of the Company’s ordinary shares) or a voting instruction card (for use by holders of the Company’s ADSs). Except as specifically discussed herein, this Amended Proxy Statement does not otherwise modify or update any other disclosures presented in the Original Proxy Statement.
You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. The Company will print and distribute this Amended Proxy Statement for consideration in lieu of the Original Proxy Statement.

Avadel Pharmaceuticals plc
10 Earlsfort Terrace
Dublin 2, Ireland
D02 T380
NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on August 5, 2020 at 10:00 am (Irish Standard Time)
To Our Shareholders:
You are cordially invited to attend the annual general meeting of shareholders (the “Meeting”) of Avadel Pharmaceuticals plc (the “Company”) to be held August 5, 2020 at 10:00 am (Irish Standard Time) at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, for the following purposes:
1.
By separate resolutions, to elect the following six current Directors: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Linda S. Palczuk, Dr. Mark A. McCamish and Peter Thornton to the Board; each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders (“Proposal 1”);

2.
To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2020 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration (“Proposal 2”);

3.
To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company (“Proposal 3”);

4.
To approve the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan (“Proposal 4”);

5.
To transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.

Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast at the Meeting.
During the Meeting, following a review of the Company’s affairs, the Company’s management will also present for consideration the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports. There is no requirement under Irish law that the Irish Statutory Financial Statements be approved by the shareholders, and no such approval will be sought at the Meeting.
This notice of the Meeting and accompanying proxy materials will first be made available to you on or about June 16, 2020 as a holder of record of the Company’s ordinary shares as of 5:00 p.m. (Irish Standard Time) on May 27, 2020. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee, will make these proxy materials available to holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”).
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares represented by your ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York Time) on May 27, 2020. If you wish to have your votes cast at the meeting, you must follow the instructions in the attached voting instruction card from the Depositary, if you are a registered holder of ADSs, or in accordance with any instructions from your broker, bank or other nominee. Please note that only holders of ordinary shares, rather than ADSs, are entitled to attend, speak, and vote directly at the Meeting.

If you hold ordinary shares as a shareholder of record (rather than a holder of ADSs) at 5:00 p.m. (Irish Standard Time) on May 27, 2020, the record date established by the Board of Directors, you will be eligible to vote at the Meeting. You may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer, and Thomas S. McHugh, our Corporate Treasurer, or their substitutes) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. If you wish to appoint as proxy any person other than the Company’s proxy designees, please contact the Company Secretary at our registered office; your nominated proxy must attend the Meeting in person in order for your votes to be cast.
Enclosed with this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of our ADSs), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. In addition, enclosed is a copy of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports. Additional copies of these materials may be obtained without charge by writing to the Company Secretary of Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, or downloaded from our website at www.Avadel.com.
We intend to use the Internet as the primary means of providing our proxy materials to shareholders and holders of our ADSs in connection with the Meeting. As a result, certain shareholders and holders of our ADSs may not receive paper copies of our proxy materials. We intend to send shareholders and holders of our ADSs a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card (for shareholders) and voting instruction card (for ADS holders), our Annual Report on Form 10-K for fiscal year 2019, and our Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card, as applicable; and information on how to attend the Meeting and vote in person.
Your vote is very important.   The Company encourages you to read the Proxy Statement and the accompanying materials and to vote your shares or ADSs, as applicable, as promptly as possible.
Please note that, if you are the holder of ordinary shares, rather than ADSs, in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors. You may revoke your proxy at any time before the vote is taken by delivering to the Company Secretary a written revocation, submitting a proxy with a later date or by voting your shares in person at the Meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent a holder of ordinary shares from attending the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
IMPORTANT NOTICE REGARDING MEASURES TO REDUCE COVID-19 TRANSMISSION AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
In light of the ongoing outbreak of Coronavirus (COVID-19), the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are monitoring guidance issued by appropriate governmental health agencies, including the Irish Health Service Executive (“HSE”), the Irish government, the U.S. Center for Disease Control and Prevention and the World Health Organization (the “Health Authorities”) and we have implemented, and will continue to implement the measures advised by the relevant Health Authorities to minimize the spread of COVID-19. Information on such measures and on COVID-19 generally is available on the HSE’s website at https://www.hse.ie/eng/services/news/newsfeatures/covid19-updates/.

Shareholders are strongly encouraged to appoint a proxy to attend and vote at the Meeting on their behalf, as the preferred means of fully and safely exercising their rights, as personal attendance at the Meeting may present a health risk to themselves and others. The Meeting will be held in accordance with HSE and relevant Health Authority guidance, therefore:
•
the Meeting will be as brief as possible;

•
personal attendance is not recommended and shareholders are encouraged to appoint proxies to vote on their behalf; and

•
no lunch or any other refreshments will be provided at the Meeting.

Presentations (if any) will be kept to a minimum at the Meeting and such presentations will be published on the investor relations page of the Company’s website found at www.Avadel.com as soon as practicable after the Annual Meeting.
In the event that a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders by an announcement, which will be published on the investor relations page of the Company’s website found at www.Avadel.com. We advise shareholders to monitor the investor relations page regularly, as circumstances may change at short notice and we recommend that shareholders keep up-to-date with HSE and relevant Health Authority guidance regarding travel, self-isolation and health and safety precautions.
By Order of the Board,
/s/ Jerad G. Seurer

Jerad G. Seurer
Corporate Secretary
Dublin, Ireland
June 16, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2020
We are mailing to holders of our ADSs and to holders of our ordinary shares a Notice of Internet Availability of Proxy Materials (which we refer to as a “Notice”), rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process is more environmentally friendly and reduces our costs to print and distribute these materials. All holders of ADSs and holders of ordinary shares who do not receive such a Notice, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full set of paper proxy materials by U.S. mail or other form of delivery if outside the United States.
Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card, or the enclosed voting instruction card (in the case of ADSs, as applicable) in the enclosed return envelope furnished for that purpose. By using the Internet, you help us reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting over the Internet.
As provided in the Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 will be available online at www.Avadel.com and on the website address designated on the Notice. The Company’s Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports, will be available online at www.Avadel.com and on the website address designated on the Notice prior to the date of the Meeting.
To obtain directions to the offices of Arthur Cox so that you can attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
IT IS IMPORTANT THAT YOU VOTE PROMPTLY, OR IF YOU VOTE BY MEANS OF A PROXY OR VOTING INSTRUCTION CARD, THAT SUCH PROXY OR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY AND IN ANY EVENT AT LEAST 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING (EXCLUDING ANY PART OF SUCH 48 HOUR PERIOD FALLING ON NON-BUSINESS DAYS), IN THE CASE OF PROXY CARDS BY RECORD HOLDERS OF ORDINARY SHARES, AND AT LEAST FIVE (5) BUSINESS DAYS IN THE CASE OF VOTING INSTRUCTIONS BY HOLDERS OF ADSs.
IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD (IF YOU HOLD ORDINARY SHARES DIRECTLY) OR FOLLOWING THE INSTRUCTIONS IN THE ENCLOSED VOTING INSTRUCTION CARD TO VOTE BY MAIL (IF YOU HOLD ADSs), OR VOTE VIA THE INTERNET, AS APPLICABLE. YOUR PROXY CARD (AS APPLICABLE) MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD OR E-MAILED TO THE ADDRESS STATED ON THE CARD BY NO LATER THAN 10:00 AM (IRISH STANDARD TIME) ON AUGUST 3, 2020. YOUR VOTING INSTRUCTIONS TO THE DEPOSITARY (AS APPLICABLE) MUST BE RECEIVED BY 12:00 NOON (NEW YORK TIME) ON JULY 29, 2020.
IF YOU WISH, YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME PRIOR TO THE TIME IT IS VOTED. A REGISTERED HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY NOTIFYING THE DEPOSITARY IN WRITING OR SENDING A SUPERSEDING VOTING INSTRUCTION CARD TO BE RECEIVED BY 12:00 NOON (NEW YORK TIME) ON JULY 29, 2020; AN INDIRECT HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY CONTACTING ITS BROKER FOR INSTRUCTIONS.

i

Avadel Pharmaceuticals plc
10 Earlsfort Terrace
Dublin 2, Ireland
D02 T380

PROXY STATEMENT
2020 Annual General Meeting of Shareholders

General
This Proxy Statement and the accompanying materials are being furnished to you by the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (“Avadel,” the “Company,” “we,” “us,” “our” or similar terms) to solicit your proxy to vote your shares, or, as applicable, ADSs (as defined below) at our 2020 annual general meeting of shareholders (the “Meeting”), or at any adjournments or postponements thereof. The materials accompanying this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of American Depositary Shares), each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”). In addition, we intend to enclose together with this Proxy Statement, a copy of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports.
The Board has designated the offices of Arthur Cox, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, as the place of the Meeting. The Meeting will be called to order at 10:00 am (Irish Standard Time), August 5, 2020. To obtain directions to attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
Voting and Board Recommendations
Shares.   As of April 27, 2020, there were 46,418,537 ordinary shares issued and outstanding. As of the close of business on May 27, 2020, the record date established by the Board of Directors (the ‘‘Record Date’’), 58,129,038 ordinary shares were outstanding and entitled to vote at the Meeting. Each ordinary share owned as of the Record Date is entitled to one vote on each matter properly presented at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”), may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 12:00 Noon (New York Time) on July 29, 2020, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary (a “beneficial holder of ADSs”) should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York Time) on May 27, 2020 (the “ADS Record Date”).
Attendance.   Registered shareholders may attend the Meeting in person or by appointing a proxy. Holders of ADSs may not attend the Meeting in person or by proxy, unless they surrender their ADSs and become registered on the registry maintained on behalf of the Company before the Record Date. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.
Voting.   Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer, and Thomas S. McHugh, our Corporate Treasurer, or their substitutes) and by submitting such proxy by means of  (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. The Company intends to first mail or make available printed versions of this Proxy Statement and the accompanying materials to its shareholders and holders of its ADSs on or about June 16, 2020. Registered holders of ordinary shares who vote by submitting their proxy card by mail, online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card no later than 48 hours prior to the appointed time of the Meeting (excluding any part of such 48 hour period falling on non-business days) in accordance with Irish law, such deadline being 10:00 AM (Irish Standard Time) on August 3, 2020.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders enclosed with paper copies of these proxy materials or on the applicable Notice of Internet Availability of Proxy Materials described below. The Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by e-mail, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on the Record Date. Voting instructions as to ADSs must be received by the Depositary by 12:00 Noon (New York Time) on the ADS Record Date in order for the Depositary to endeavor to give effect to such instructions at the Meeting.
For registered shareholders and those holders of ADSs who received a Notice of Internet Availability of Proxy Materials in the mail, please follow the instructions set forth in the notice in order to access your proxy card (for registered shareholders) or voting instruction card (for holders of ADSs). The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card or voting instruction card, our Annual Report on Form 10-K for fiscal year 2019, and our Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card; information on how to vote by Internet, mail or e-mail; and information on how to attend the meeting and vote in person. Brokers and other nominees who hold ADSs on behalf of beneficial owners may send their own similar notice. All registered shareholders and holders of ADSs as of the applicable record date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in such Notice, including an option to request paper copies of future proxy materials. We intend to mail this Proxy Statement, together with the accompanying form of proxy card, voting instruction card and Notice of Annual General Meeting of Shareholders, to those shareholders and ADS holders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.
Under the Company’s Constitution, shareholders who are registered on the register maintained on behalf of the Company at 5:00 p.m. (Irish Standard Time) on the Record Date will be entitled to attend and vote at the Meeting. For holders of ADSs, the Depositary has established the ADS Record Date as the record date for determining the holders of ADSs who will be entitled to give voting instructions.
If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail, online or e-mail, or by granting your voting proxy directly to the Company’s proxy designees or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the Company’s proxy designees but do not do not provide specific voting instructions, such ordinary shares will be voted in accordance with the recommendations of the Board. If you are a registered holder and appoint a proxy to vote your shares, whether you submit your proxy by mail, online or e-mail, and you abstain from voting as to any matter, your ordinary shares will be treated as abstentions and will have no effect on the outcome of any such matter. For such purposes, your ordinary shares will be treated as abstentions with respect to any matter if (A) you appoint the Company’s proxy designees as your proxy and you expressly abstain with respect to such matter or (B) you appoint a person other than the Company’s proxy designees to act as your proxy, you fail to give such person instructions as to such matter and such person uses his or her discretion as your proxy to abstain from voting as to such matter.
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted, the broker or other securities intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given instructions under the deposit agreement terms described above.
However, if you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We may give a similar notification with respect to additional resolutions. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise notify the Depositary in writing for the reasons described above.
Unless otherwise stated or the context otherwise requires, references herein to shares include the shares represented by ADSs and references to our shareholders include the holders of ADSs.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might properly come before the Meeting.

Quorum and Vote Required under Irish Law
In accordance with the Company’s Constitution, the presence, in person or by proxy, of five or more persons holding or representing by proxy at least a majority of the voting power of the Company constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our Board has no authority to waive quorum requirements stipulated in our memorandum and articles of association (the “Company’s Constitution”). Abstentions and broker non-votes will be counted as present for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail, online or e-mail, or (in the case of ADS holders) you properly cause voting instructions to be delivered to the Depositary or you are deemed to have given instructions under the deposit agreement terms described above. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast at the meeting. Abstentions and broker non-votes will neither count for nor against such proposals.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chairman of our Board, at the Company’s principal executive offices at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.
Expenses of Solicitation
All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Additional Information
Avadel files annual, quarterly and current reports, Proxy Statements and other information with the Securities and Exchange Commission (the “SEC”). Avadel’s SEC filings are available to the public at the SEC’s web site at http://www.sec.gov. You may request a copy of any of these filings, at no cost, by request directed to the Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Investor Relations.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Meeting (as defined below). These questions and answers only highlight some of the information contained in this Proxy Statement. They may not contain all of the information that is important to you. You should read carefully this entire Proxy Statement.
Why am I receiving these materials?
Avadel is providing these materials to registered holders of our ordinary shares and holders of ADSs, in order to solicit your proxy to vote your ordinary shares at the Meeting to be held at 10:00 am (Irish Standard Time), August 5, 2020 and at any postponement(s) or adjournment(s) thereof. The Meeting will be held at the offices of Arthur Cox, located Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. We intend to mail printed versions of these materials to registered shareholders and holders of ADSs on or about June 17, 2020.
What is included in these materials?
These materials include this Proxy Statement, a proxy card (for the registered holders of ordinary shares, as explained hereafter), a voting instruction form (for the holders of ADSs, as explained hereafter), and our Annual Report on Form 10-K filed by the Company with the SEC on March 16, 2020. In addition, we will provide our shareholders and holders of our ADSs with a copy (together at the time the other proxy materials are furnished or shortly thereafter under separate cover) of the Company’s Irish Statutory Financial Statements for the period beginning January 1, 2019 through December 31, 2019, along with the related directors’ and independent auditor’s reports.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
Avadel is distributing its proxy materials via the Internet under the “Notice and Access” method allowed by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This method expedites your receipt of proxy materials, conserves natural resources and reduces Avadel’s distribution costs. On or about June 17, 2020 Avadel intends to mail, to holders of its ADSs and direct holders of its ordinary shares, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote online. If you prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability to request those materials.
What items will be voted on at the Meeting?
The Company is aware of four items on which shareholders will be asked to vote at the Meeting. Please see the Notice of 2020 Annual General Meeting immediately below for a listing of all such items to be voted on at the Meeting.
Could other matters be decided at the Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this Proxy Statement that may properly come before the Meeting.
To address the possibility of another matter being proposed and properly presented at the Meeting, ordinary shares of registered holders who grant their proxy to the Company’s proxy designees will be voted “AGAINST” such matters, and ordinary shares of registered holders who grant their proxy to any other person will be voted in the discretion of such person as to such matters.
If a holder of ordinary shares chooses to grant a proxy to the chairman of the Meeting, with respect to either all matters or only any additional matters not disclosed in this Proxy Statement, the chairman of the Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.

Ordinary shares represented by ADSs will not be voted on any matter not disclosed in the Proxy Statement.
Who may vote at the Meeting?
As of April 27, 2020, there were 46,418,537 ordinary shares issued and outstanding. As of the close of business on May 27, 2020, the record date established by the Board of Directors (the ‘‘Record Date’’), 58,129,038 ordinary shares were outstanding and entitled to vote at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 12:00 Noon (New York Time) on July 29, 2020, which is the date established by the Depositary for such purpose. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York Time) on May 27, 2020 (the “ADS Record Date”).
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote “FOR” each of the proposals.
If I hold ADSs instead of ordinary shares, are my rights to attend and vote at the Meeting different?
Yes. Attendance and voting rights are different depending on whether you hold ordinary shares or ADSs, as follows:
Attendance:   Registered shareholders may attend the Meeting in person or by appointing a proxy. You may not attend the Meeting in person or by proxy if you hold only ADSs. However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the register maintained on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 27, 2020. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.
Voting:   Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer, and Thomas S. McHugh, our Corporate Treasurer or their substitutes) pursuant to the instructions included on the proxy card, which include submitting such proxy by means of  (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. Registered holders of ordinary shares who vote by submitting their proxy card by mail, online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card no later than 48 hours prior to the appointed time of the Meeting (excluding any part of such 48 hour period falling on non-business days) in accordance with Irish law, such deadline being 10:00 am (Irish Standard Time) on August 3, 2020.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders to their broker or other securities intermediary, or, if they do not hold their ADSs through such an intermediary, directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by proxy, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on the Record Date. The Depositary has established 12:00 Noon (New York Time) on July 29, 2020 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.
For holders of ADSs, the Depositary has established the ADS Record Date as the record date for determining the holders of ADSs who will be entitled to give voting instructions.
If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote or if I grant a proxy?
If you are a registered holder of ordinary shares and do not vote at the Meeting in person, via the Internet, by submitting your voting instructions by returning your proxy card by mail addressed to the Company at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, by e-mail to the Company at general.meeting@avadel.com or by granting your voting proxy directly to any person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.
If you are a registered holder of ordinary shares and you grant your proxy to any individual, your shares will be voted as you instruct by the individuals named on the applicable proxy, or, if you fail to provide instructions to such person as to any matter, at the discretion of such person with respect to such matter.
If you are a registered holder of ordinary shares and you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board.
How will the ordinary shares represented by my ADSs be voted if I do not provide voting instructions to the Depositary or my broker or other securities intermediary?
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
However, if you do not give the Depositary any voting instructions, the proxy appointed by the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise inform the Depositary in writing for the reasons described above.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given an instruction under the deposit agreement provisions described above.

With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.
May shareholders ask questions?
Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.
Can I change my mind after I vote?
Receipt by the Company of your proxy card by mail or e-mail or appointing a proxy in advance of the Meeting will not preclude you from attending and voting at the Meeting. If you are a registered holder of ordinary shares and submit your proxy card to vote by mail, by e-mail, or by appointing a proxy in advance of the meeting, you may change or revoke your proxy before it is exercised by attending and voting at the Meeting. If you hold ADSs directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
Who will count the votes?
Representatives of the Depositary will tabulate the voting instruction cards of ADS holders, and the Company will count the votes received from ordinary shareholders voting by way of proxy cards and/or by attending and voting at the Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certificate of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written suggestions, comments or questions on their proxy cards, which may be forwarded to the Company’s management and the Board.
What does it mean if I receive more than one proxy card?
It means that you hold ADSs in multiple accounts with brokers or other securities intermediaries. Please vote all of these ADSs. We recommend that you contact your broker or other securities intermediary and/or the Depositary to consolidate as many accounts as possible under the same name and address. The Depositary may be reached at 1-888-BNY-ADRS (1-888-269-2377).
How many votes must be present to hold the Meeting?
Five or more persons holding or representing by proxy at least a majority of the voting power of the Company must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the Meeting, the Board will give a second notice of the Meeting.

What will happen if a quorum is not present at the Meeting?
If the required quorum is not present when we convene the Meeting on August 5, 2020, we intend to adjourn and reconvene the Meeting on August 19, 2020.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or e-mail. Abstentions will be counted for purposes of establishing a quorum at the Meeting, but shares that are not voted will not be counted for such purposes.
How will a broker “non-vote” affect the vote?
A broker non-vote happens when a bank, broker or other securities intermediary who holds an ADS does not receive voting instructions from the beneficial owners of such ADS and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to instruct the Depositary how to vote with respect to such resolution, and the Depositary may vote the ordinary shares underlying such ADS in the manner recommended by the Board. As a result, ADSs that are the subject of a broker non-vote are included for quorum purposes, and a broker non-vote with respect to a resolution may be counted as a vote cast on such resolution.
When will the Company announce the voting results?
The Company will announce voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.
What if other matters are presented for consideration at the Meeting?
As of the date of this Proxy Statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to Avadel will be voted in accordance with the recommendation of the Board, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
Whom should I contact if I have additional questions concerning the Proxy Statement, proxy card or voting instruction card?
If you have any questions concerning the information contained in this Proxy Statement or require assistance completing the proxy card or voting card, you may contact Jerad G. Seurer, Company Secretary at +1 636-730-1420.

CORPORATE GOVERNANCE
General
Our business and affairs are managed under the direction of the Board in accordance with Irish law and the provisions of our Constitution (which comprises our memorandum and articles of association). Members of the Board are kept informed of our business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.
Board Leadership Structure
Traditionally, our Board has had a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation. Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Presently, our Chairman position is a non-executive position held by an independent director. The current Chairman is Geoffrey M. Glass. Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our shareholders, with an independent leadership contact. The Board recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.
Role in Risk Oversight
Our Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.
As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Deloitte & Touche LLP regarding the Company’s internal controls over financial reporting.
Each of the other committees of our Board considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.
Diversity
We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape of the industries in which we operate. We will consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and the Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.
Nominees Standing for Election
The Nominating and Corporate Governance Committee has recommended and the Board has nominated the following individuals for director: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk and Peter Thornton. All of the nominees are current members of our Board. All of the nominees for director have been determined to be independent under the rules of the NASDAQ Global Market. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2021 Meeting of Shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the 2021 Meeting of Shareholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. The following table provides summary information about each director nominee. Each director is elected annually by a majority of the votes cast.
Nominee	Director Since	Principal Occupation or Experience	Committees
Gregory J. Divis	2019	Chief Executive Office of the Company.
Dr. Eric J. Ende	2018	President at Ende BioMedical Consulting Group; Director at Matinas BioPharma, Inc.	(2)(3)(4*)
Geoffrey M. Glass	2018	President at Clear Sciences, LLC; former Chief Executive Officer and Director at Sancilio Pharmaceuticals	(1)(2)(3)(4)
Dr. Mark A. McCamish	2019	President and Chief Executive Officer of Forty Seven, Inc.	(2)
Linda S. Palczuk	2018	Chief Operating Officer and Director of Envara Health, Inc.	(3*)(4)
Peter Thornton	2017	Chief Financial Officer at Technopath Clinical Diagnostics	(2*)(3)(4)

*
Chairman of Committee

(1)
Non-Executive Chairman of the Board of Directors.

(2)
Member of the Audit Committee

(3)
Member of the Compensation Committee

(4)
Member of the Nominating and Corporate Governance Committee

Corporate Governance Guidelines
The Board has adopted corporate governance guidelines that set forth the practices of the Board with respect to the qualification, selection and election of directors, director orientation and continuing education, director responsibilities, Board composition and performance, director access to management and independent advisors, director compensation guidelines, management evaluation and succession, policies regarding the independent directors, meetings of the non-management directors, the policy on communicating with the non-management directors and various other issues. A copy of our corporate governance guidelines is available on our website at www.Avadel.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareholder who requests it by contacting the Company Secretary in writing at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
Board Standards of Independence
The Board sets our independence standards in our corporate governance guidelines. The director independence standards provide that a majority of the Board must be independent under the independence standards established by the corporate governance guidelines, NASDAQ, and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:
•
The director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(i) The director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual Proxy Statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.
For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
The Board has affirmatively determined that each member of the Board (besides Gregory J. Divis, our Chief Executive Officer) is independent in accordance with the above standards, and that all nominees standing for election to the Board are independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2019 to any charitable organization in which an independent director serves as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Board Meetings and Attendance at Meeting of Shareholders
During fiscal year 2019, there were twelve meetings of the Board held either in-person or by teleconference. Each incumbent director (excluding Dr. Mark A. McCamish, who was appointed in December 2019) attended at least seventy-five percent (75%) of the aggregate of: (1) the total number of meetings of the Board held during the period that the individual served; and (2) the total number of meetings held by all committees of the Board on which the director served during the period that such individual served. All directors are strongly encouraged to attend the annual general meeting of shareholders.
Board Practices
Non-executive directors of the Company receive fees for their services and may be awarded restricted shares and/or share options (as set forth in the Executive Compensation section below). Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.
All directors are elected by the shareholders at each annual general meeting of shareholders. A quorum of the Board consists of one-half of the members of the Board, and actions are generally approved by a vote of the majority of the members present or represented by other members of the Board. The Board has the ability to determine its own internal rules for certain procedures. The Chairman of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.
Directors are required to comply with applicable Irish law and the Company’s Constitution. Irish law permits, and the Company’s Constitution includes provisions for, the indemnification of our officers and directors to the extent permissible under the Companies Act 2014, as amended (the “Companies Act”). In addition, we continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we have previously obtained. We believe that the indemnity provisions in the Company’s Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.
Compensation Committee
Composition, Qualifications and Governance
The Board has a Compensation Committee composed of Linda S. Palczuk (Chairwoman), Dr. Eric J. Ende and Geoffrey M. Glass. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of NASDAQ. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Compensation Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Compensation Committee.
Responsibilities and Duties
The Compensation Committee considers, recommends and oversees the Company’s incentive compensation plans and equity-based plans in which the Chief Executive Officer and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted shares or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable.
The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to Chief Executive Officer and executive officers compensation, evaluates the Chief Executive Officer’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the Chief Executive Officer’s and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.
Compensation Committee Interlocks and Insider Participation
The directors who served as members of the Compensation Committee during 2019 were Dr. Eric J. Ende, Geoffrey M. Glass, Kevin Kotler, Linda S. Palczuk and Peter Thornton, none of whom is currently, or ever has been, an officer or employee of our Company, or had any relationship that is required to be disclosed in this proxy statement as a transaction with a related party. During 2019, none of our executive officers served as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on our Compensation Committee or our Board.
Audit Committee
Composition, Qualifications and Governance
The Board has an Audit Committee composed of Peter Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass and Dr. Mark A. McCamish. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of NASDAQ and that each member is financially literate within the meaning of such listing standards. The Board has also determined that Mr. Thornton, as the chair of the Committee, (i) is independent within the meaning of applicable SEC regulations and the listing standards of NASDAQ, (ii) is qualified as an audit committee financial expert within the meaning of SEC regulations, and (iii) has accounting and related financial management expertise within the meaning of the listing standards of NASDAQ and that he is financially literate within the meaning of such listing standards.
The Audit Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Audit Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee.
Responsibilities and Duties
The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; and (5) the performance of the Company’s independent and internal auditors.
Nominating and Corporate Governance Committee
Composition, Qualifications and Governance
The Board has a Nominating and Corporate Governance Committee, composed of Dr. Eric J. Ende (Chair), Geoffrey M. Glass, Linda S. Palczuk and Peter Thornton. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of NASDAQ. The Nominating and Corporate Governance Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at

www.Avadel.com, under “Investors” and “Corporate Governance”. The Nominating and Corporate Governance Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.
Responsibilities and Duties
The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next annual or special meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s Standards of Business Conduct and the Code of Ethics; (8) review the Company’s reporting in documents filed with the SEC, to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company, as well as the Company’s regulatory compliance.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee or any executive officer of the Company has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. No Compensation Committee member has been an officer or employee of the Company while also serving as a member of the Compensation Committee.
Code of Business Conduct and Ethics, and Financial Integrity Policy
We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, as well as a Financial Integrity Policy (the “Financial Integrity Policy”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller (or persons performing similar functions). These documents cover a broad range of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. A copy of the Code and the Financial Integrity Policy is available on the Corporate Governance section of our website, which is located at www.Avadel.com, under “About-Corporate Responsibility”. If we make any substantive amendments to, or grant any waivers from, the Code or Financial Integrity Policy for any officer or director, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chairman of our Board, at the Company’s principal executive offices. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.

PROPOSAL 1
ELECTION OF DIRECTORS
(Ordinary Resolution)
ITEM 1 ON PROXY CARD
Background
Our Board currently consists of six directors, four of whom were appointed at the 2019 annual general meeting of shareholders and five of whom are non-executive directors. Dr. Mark A. McCamish was appointed to the Board in December 2019. Our directors hold office until the next annual general meeting of shareholders, or, if earlier, until their successors have been elected or until the earlier of their resignation or removal. The Board, upon unanimous recommendation of the Nominating and Governance Committee, unanimously approved each of the six persons named below as nominees for election to the Board at the Meeting. Each of the six nominees: (i) is currently a member of the Board, (ii) has been nominated for election at the Meeting to hold office until the next annual general meeting of shareholders or, if earlier, the election of his/her respective successor and (iii) has consented to being named as such and to serve as such if elected. We know of no reason why each of the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute another person designated by the Board.
The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:
“IT IS RESOLVED, by separate resolutions, to elect the following director nominees to the board of directors of the Company: Gregory J. Divis, Geoffrey M. Glass, Dr. Eric J. Ende, Dr. Mark A. McCamish, Linda S. Palczuk and Peter Thornton.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on each resolution is required for the approval of each of the nominees. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSED DIRECTOR NOMINEES LISTED.

DIRECTORS AND EXECUTIVE OFFICERS
Nominees for Election as Directors
The following table sets forth for each director and the executive officers of the Company, their ages and positions with the Company as of the Record Date.
Name	Age	Position
Gregory J. Divis	54	Chief Executive Officer and Director
Thomas S. McHugh	55	Chief Financial Officer
Jordan S. Dubow, M.D.	42	Chief Medical Officer
Geoffrey M. Glass	46	Chairman of the Board of Directors
Eric J. Ende, M.D.	51	Director
Mark A. McCamish, M.D., Ph.D.	68	Director
Linda S. Palczuk	58	Director
Peter Thornton	55	Director
There is no family relationship between any director or executive officer of the Company. There are no material proceedings to which any director, officer or affiliate, or any associate thereof, of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.
Executive Officers
Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:
Gregory J. Divis, 54, was appointed Chief Executive Officer and became a member of the Board of Directors of Avadel in June 2019. He was appointed Executive Vice President and Chief Commercial Officer of Avadel in January 2017 and was promoted to Chief Operating Officer in March 2018. Mr. Divis brings to this role more than 25 years of experience in the pharmaceutical industry, and is responsible for managing commercial strategy and execution across all of the Company’s portfolio products. Prior to joining Avadel, Mr. Divis served as an Operating Partner for Linden Capital, a middle-market healthcare-focused private equity firm from June 2015 to December 2016. Prior to Linden Capital, from June 2010 to November 2014 Mr. Divis was the President and Chief Executive Officer of K-V Pharmaceutical Company, or K-V, a company engaged in the development of proprietary drug delivery systems and formulation technologies. On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization. Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014. Mr. Divis has also held such notable roles as President, Ther-Rx Corporation, Vice-President, Business Development & Lifecycle Management at Sanofi-Aventis and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. Mr. Divis is a graduate of the University of Iowa.
Thomas S. McHugh, 55, was appointed as Chief Financial Officer in December 2019. Before joining Avadel, Mr. McHugh was the Senior Vice President, Finance at Ironshore Pharmaceuticals, a pharmaceuticals company, from November 2018 to November 2019. From December 2014 to November 2018, Mr. McHugh worked as an independent consultant at KTC Advisors, a consulting firm. Mr. McHugh earned a B.S. in Finance from Bentley University and a M.S. in Accounting from Northeastern University.
Jordan S. Dubow, M.D., 42, was appointed Chief Medical Officer of Avadel in April 2019. Prior to joining Avadel, Dr. Dubow was the Vice President, CNS Therapeutic Strategy at Esteve Pharmaceuticals, S.A., a pharmaceutical company headquartered in Barcelona, Spain, from November 2018 until April 2019.

From July 2016 until October 2018, Dr. Dubow was Vice President of Clinical &Medical Affairs at Clintrex LLC, a strategic advisory firm to the pharmaceutical industry. From July 2015 until June 2016, Dr. Dubow was the Chief Medical Officer of Marathon Pharmaceuticals, a biopharmaceutical company. From November 2014 until August 2015, Dr. Dubow was Vice President, Medical Affairs at Cynapsus Therapeutics Inc. Dr. Dubow is a board-certified neurologist who received his M.D. from the Northwestern University Feinberg School of Medicine and his B.A. from Williams College. He has numerous peer-reviewed publications in neurological disorders and has served as a reviewer for various neurological journals.
Directors
Set forth below is information for each nominee concerning the individual’s age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he or she first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee should serve as a director as of the date of this Proxy Statement.
Geoffrey M. Glass, 46, has been a member of the Board of Directors since July 2018 and became Chairman of the Board in December 2018. Since May 2015, Mr. Glass has served as President of Clear Sciences, LLC, a management consulting company focused on life sciences industries. Since September 2019, Mr. Glass has also served as the Operating Partner at LongueVue Capital, an investment firm. Previously he was the Chief Executive Officer (from January 2018 through September 2018), and a member of the board of directors (from November 2017 through December 2018), of Sancilio Pharmaceuticals, a specialty pharma company. Mr. Glass served as a member of the board of directors for Locus Biosciences, a biotechnology company that develops CRISPR-engineered precision antibacterial products, from August 2015 to October 2017. From April 2009 to April 2015, Mr. Glass served as an executive committee member at Patheon N.V., a pharmaceutical contract development and manufacturing company. While at Patheon, he held a number of senior leadership roles including President of Banner Life Sciences (a Patheon subsidiary), Executive Vice President of Sales and Marketing, and Senior Vice President, Strategy, Corporate Development and Integration for Patheon. Before Patheon, Mr. Glass worked in various executive positions at Valeant Pharmaceuticals (now Bausch Health), including Senior Vice President, Asia Region, and Senior Vice President, Chief Information Officer, and in both roles was a member of the company’s executive committee. Mr. Glass began his career as a consultant in the life sciences practice for Capgemini Consulting (formerly EY Consulting). He received degrees in Economics and Political Science from the University of Arizona.
We believe Mr. Glass’s extensive management and financial experience makes him well qualified to serve as a director.
Dr. Eric J. Ende, 51, has been a member of the Board of Directors since December 2018. Dr. Ende is the President of Ende BioMedical Consulting Group, a privately-held consulting company focused on the life sciences industry, a position he has held since 2009. Since November 2019, Dr. Ended has been a member of the board of directors of Progenics Pharmaceuticals, Inc., a biopharmaceutical company, where he also serves as the chair of the compensation committee and is a member of the audit and science committees. Since May 2017, Dr. Ende has been a member of the board of directors of Matinas BioPharma, Inc., a clinical-stage biopharmaceutical company, where he chairs the Compensation Committee and serves on the Audit Committee. From January 2015 to October 2016, he served as Chairman of the Unsecured Creditor’s Committee in the bankruptcy of Egenix, Inc. From 2010 to 2011, Dr. Ende served on the board of directors and as a member of the Audit and Risk Management Committees of Genzyme Corp., a biotechnology company, until it was acquired in 2011 by Sanofi S.A. From 2002 through 2008 Dr. Ende was the senior biotechnology analyst at Merrill Lynch; from 2000 through 2002 he was the senior biotechnology analyst at Bank of America Securities; and from 1997 to 2000 he was a biotechnology analyst at Lehman Brothers. Dr. Ende received an MBA in Finance and Accounting from NYU — Stern Business School in 1997, an MD from Mount Sinai School of Medicine in 1994, and a BS in Biology and Psychology from Emory University in 1990.
We believe Dr. Ende’s experience as a director for other pharmaceuticals companies makes him well qualified to serve as a director.

Dr. Mark A. McCamish, 68, has been a member of the Board of Directors since December 2019. Since May 2017, Dr. McCamish has served as President, Chief Executive Officer and member of the board of directors of Forty Seven, Inc, a clinical-stage biopharmaceutical company. From July 2009 to April 2017, Dr. McCamish served as Global Head of Biopharmaceutical Development at Sandoz Inc., a pharmaceutical company. He has over 25 years of experience in corporate management, clinical and pharmaceutical research and academics. Dr. McCamish received both a B.A. in Physical Education and an M.A. in Ergonomics from the University of California at Santa Barbara, a Ph.D. in Nutritional Sciences from the Pennsylvania State University and an M.D. from the University of California at Los Angeles.
We believe Dr. McCamish’s broad experience in the life sciences industry makes him well qualified to serve as a director.
Linda S. Palczuk, 58, has been a member of the Board of Directors since July 2018. Since September 2019, Ms. Palczuk has been the Chief Operating Officer and a director of Envara Health, Inc., a medical nutrition technology company. Ms. Palczuk was the Chief Operating Officer of Verrica Pharmaceuticals, Inc., a late-stage biopharmaceutical company focused on medical dermatology products, from February 2018 to April 2019. Prior to joining Verrica Pharmaceuticals, from July 2017 to February 2018, Ms. Palczuk was President and Chief Executive Officer at Osiris Therapeutics, Inc., a regenerative medicines biotechnology company. Prior to her position at Osiris Therapeutics, Ms. Palczuk had an extensive and successful 30-year career with AstraZeneca Pharmaceuticals and its legacy companies, serving in senior-level commercial and general management roles, including Vice President, Established Brands and Vice President, Global Commercial Excellence from January 2012 until March 2015, Vice President, Sales & Marketing from March 2009 to December 2011, and Vice President, Sales from April 2006 to February 2009. From June 2015 until July 2017, Ms. Palczuk was an independent consultant providing business expertise within the pharmaceutical sector. Ms. Palczuk received a BA degree in Biology from Franklin and Marshall College and an MBA degree from the Alfred Lerner College of Business and Economics at the University of Delaware.
We believe Ms. Palczuk’s management experience makes her well qualified to serve as a director.
Peter Thornton, 55, has been a member of the Board of Directors since June 2017. He is the Chief Financial Officer of Technopath Clinical Diagnostics, an Irish company that provides quality control materials and software solutions to clinical laboratories worldwide, a position he has held since January 2014. Prior to joining Technopath Clinical Diagnostics, from September 2011 to December 2013, Mr. Thornton was Senior Vice President — Business Integration for Alkermes plc, a global biopharmaceuticals company headquartered in Dublin, Ireland. From July 2007 to September 2011 he was Senior Vice President — Corporate and Business Development for Elan Drug Technologies, an Elan Corporation plc division engaged in developing and manufacturing drug delivery technology based pharmaceutical products. From September 2006 to July 2007 he was President and Chief Operating Officer of Circ Pharma Limited, a specialty pharmaceutical company and from June 2004 to September 2006 he was Chief Financial Officer of Agenus Inc., a NASDAQ-listed biotechnology company. Mr. Thornton has previously served as a non-executive director of both public and private companies and currently holds three non-executive directorships in private companies. Mr. Thornton worked for the international public accounting firm of KPMG for seven years in Ireland and France and is a fellow of Chartered Accountants Ireland. He holds a Bachelor of Commerce degree from University College Cork, Ireland.
We believe Mr. Thornton’s experience as a chief financial officer and his financial expertise make him well qualified to serve as a director.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
We compensate our non-executive directors with a basic cash fee plus supplementary fees to chairpersons and for meeting attendance. The amount of each component of such director cash compensation may change from year to year, and is generally established by the Board in conjunction with our annual general meeting of shareholders for the period until the next annual general meeting. In August 2019, the director cash fees were established as follows for the period until our annual general shareholders meeting in 2020: $47,000 per each non-executive director; supplementary fees of  $30,000 to the Chairman of the Board, $20,000 to the Chair of the Audit Committee, $15,000 to the Chair of the Compensation Committee and $15,000 to the Chair of the Nomination and Corporate Governance Committee. In addition, during 2019, our non-employee directors were awarded restricted shares and/or stock options, as described in footnotes 3 and 4 to the “Director Compensation” table below.
The following table presents information relating to total compensation of each person who served as a director for the year ended December 31, 2019. The following table does not present information for Mr. Divis, who served as Chief Executive Officer and President, as he did not receive additional compensation as a director in 2019 and whose compensation is included in the Summary Compensation Table elsewhere in this Proxy Statement.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Stock Awards ($)(2)(4)	Total Compensation ($)
Geoffrey M. Glass(5)	$305,024(6)	67,800	—	$372,824
Dr. Eric J. Ende(7)	$64,719	74,500	42,129	$181,348
Dr. Mark A. McCamish(8)	$—	—	—	$—
Linda S. Palczuk(9)	$67,453	67,800	—	$135,253
Peter Thornton(10)	$73,338	67,800	—	$141,138
Kevin Kotler(11)	$54,405	67,800	42,129	$164,334
Craig Stapleton	$17,113	—	—	$17,113

(1)
Fees earned or paid in cash were translated to U.S. Dollars at the rate of 1.08649 U.S. Dollars per Euro.

(2)
Amounts reported reflect the aggregate grant date fair value of option and restricted share awards granted in 2019. Calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 19 to our consolidated financial statements for the year ended December 31, 2019 which are included in our annual report on Form 10-K filed with the SEC on March 16, 2020. The actual value a director may receive depends on market prices and there can be no assurance that the amounts reflected in these columns will actually be realized.

(3)
On May 22, 2019, non-employee directors Eric Ende was awarded an option to purchase 8,057 shares and on August 7, 2019, non-employee directors Peter Thornton, Geoffrey Glass, Eric Ende, Kevin Kotler and Linda Palczuk were each awarded an option to purchase 60,000 shares under the Company’s Omnibus Incentive Compensation Plan. Each award vests in three equal annual installments

(4)
On January 30, 2019, non-employee directors Kevin Kotler and Eric Ende were each awarded 27,900 restricted ADSs under the Company’s Omnibus Incentive Compensation Plan. Each award vests in three equal annual installments following the grant date.

(5)
As of December 31, 2019, Mr. Glass held 60,000 unexercised share options and 18,600 unvested ADSs.

(6)
In 2019, Mr. Glass received payments of $35,000 per month for providing substantial and extraordinary additional board services in consultation with the Company’s management due to (the termination of the employment of Michael S. Anderson, the Company’s previous chief executive officer, and the negotiation of a termination arrangement with Mr. Anderson, (ii) the appointment of Gregory J. Divis as interim Chief Executive Officer in December 2018 and the appointment of Mr. Divis as Chief Executive Officer in May 2019, (iii) the decision to ultimately discontinue the Company’s development and commercialization of its Noctiva product, (iv) the Chapter 11 bankruptcy filing on February 6, 2019 by the Company’s subsidiary, Avadel Specialty Pharmaceutical, LLC, which was responsible solely for the Noctiva commercialization efforts, (v) outreach efforts with certain investors in connection with an amendment to the indenture governing the Company’s $143.75 million of exchangeable notes, and (vi) formulation of and oversight of management implementation with respect to the Company’s restructuring plan announced during early February 2019. The additional monthly payments ceased in June 2019.
(7)
As of December 31, 2019, Dr. Ende held 68,057 unexercised share options and 27,900 unvested ADSs.

(8)
Dr. McCamish was appointed to the Board on December 5, 2019. As of December 31, 2019, Dr. McCamish held no unexercised share options or unvested ADSs.

(9)
As of December 31, 2019, Ms. Palczuk held 60,000 unexercised share options and 18,600 unvested ADSs.

(10)
As of December 31, 2019, Mr. Thornton held 60,000 unexercised share options and 18,600 unvested ADSs.

(11)
Mr. Kotler resigned from the Board on October 1, 2019. As of December 31, 2019, Mr. Kotler held 60,000 unexercised share options and 27,900 unvested ADSs.

OWNERSHIP OF THE COMPANY’S ORDINARY SHARES
Beneficial Ownership Table
The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, such information is provided as of April 15, 2020. According to SEC rules, a person is the “beneficial owner” of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.
Name and Address of Beneficial Owners(1)	Amount of Beneficial Ownership(2)	Percentage of Class(2)
>5% Shareholders:
RTW Investments, L.P.(3) 415 West 15th Street, Floor 9 New York, NY 10011	4,616,570	9.95%
Vivo Capital LLC(4) 192 Lytton Avenue Palo Alto, CA 94301	3,526,093	7.60%
Avoro Capital Advisors LLC(5) 110 Greene Street, Suite 800, New York, NY 10012	3,895,655	8.39%
Directors, Director Nominees and Named Executive Officers:
Gregory J. Divis(6)	186,100	*
Thomas S. McHugh	—	*
Dr. Jordan S. Dubow(7)	85,000	*
Phillandas T. Thompson	113,671	*
Sandra Hatten	59,165	*
Michael F. Kanan	50,538	*
Geoffrey M. Glass	47,900	*
Dr. Eric J. Ende	47,900	*
Dr. Mark A. McCamish	—	*
Linda S. Palczuk	35,400	*
Peter Thornton	33,055	*
All directors and executive officers as a group (11 persons)(8)	658,729	1.41%

* Represents beneficial ownership of less than 1% of our outstanding ordinary shares.
(1)
Except as stated in the table above or the footnotes below, the address of the named person is c/o Avadel Pharmaceuticals plc, 10 Earlsfort Terrace, Dublin 2, Ireland D02 T380.

(2)
Unless otherwise stated in the footnotes to this table, we believe that each of the shareholders named in this table has sole voting and dispositive with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 46,418,537 ordinary shares outstanding on April 15, 2020. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 15, 2020. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 15, 2020 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(3)
Consists of 4,616,570 ADSs beneficially owned by RTW Investments, LP (“RTW”). RTW has the power to direct the vote and disposition of the shares held by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd and RTW Venture Fund Limited. Accordingly, RTW may be deemed to be the beneficial owner of such shares. Roderick Wong, M.D., has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong is the managing partner of RTW Investments GP, LLC, which is the general partner of RTW. Dr. Wong disclaims beneficial ownership of the shares held by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited, except to the extent of his pecuniary interest therein. Does not include 487,614 ordinary shares issuable upon conversion of 487,614 Series A Preferred Shares beneficially owned by RTW. The Series A Preferred Shares beneficially owned by RTW are subject to a beneficial ownership limitation that prohibits RTW from converting its Series A Preferred Shares into ordinary shares to the extent that, as a result of such conversion, RTW and its affiliates would beneficially own more than 9.99% of the Company’s total ordinary shares then issued and outstanding.

(4)
Consists of (i) 643,269 ADSs held by Vivo Capital Fund IX, L.P. and (ii) 2,882,824 ADSs held by Vivo Opportunity Fund, L.P. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Edgar Engleman, Albert Cha, Shan Fu and Chen Yu, none of whom has individual voting or investment power with respect to the ADSs held by Vivo Capital Fund IX, L.P. and each of whom disclaims beneficial ownership of such shares. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund, L.P. The voting members of Vivo Opportunity, LLC are Albert Cha, Gaurav Aggarwal, Shan Fu, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to the ADSs held by Vivo Opportunity Fund L.P. and each of whom disclaims beneficial ownership of such shares.

(5)
Consists of 3,895,655 ADSs held by Avoro Capital Advisors LLC, a Delaware limited liability company (formerly known as venBio Select Advisor LLC).

(6)
Includes options to purchase ADSs with respect to 100,000 ordinary shares that are exercisable within 60 days of April 15, 2020.

(7)
Includes options to purchase ADSs with respect to 85,000 ordinary shares that are exercisable within 60 days of April 15, 2020.

(8)
Includes options to purchase ADSs with respect to 185,000 ordinary shares that are exercisable within 60 days of April 15, 2020.

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, and the decisions we made in 2019 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2018 and 2019 to the following named executive officers: (i) the individuals who served as Chief Executive Officer of the Company during 2019, (ii) the individuals who served as Chief Financial Officer during 2019, and (iii) the next three most highly compensated executive officers of the Company who received total compensation of $100,000 or more during the fiscal year ended December 31, 2019 (the “Named Executive Officers”). Our Named Executive Officers for 2019 are:
Name	Position
Gregory J. Divis	Chief Executive Officer
Thomas S. McHugh	Senior Vice President and Chief Financial Officer
Michael F. Kanan	Former Chief Financial Officer
Phillandas T. Thompson	Senior Vice President, General Counsel and Corporate Secretary
Jordan S. Dubow, M.D.	Chief Medical Officer
Compensation Philosophy and Objectives
The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; and (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.
Compensation Components
Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards.
•
Base Salary.   We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly-situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly-situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•
Cash Incentive Awards.   We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•
Equity Awards.   We use stock options and restricted share units to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.
We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.

Compensation Policies and Process
The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board typically reviews and approves the compensation decisions made by the Compensation Committee.
Our Compensation Committee has engaged Radford Consulting (“Radford”), an Aon Hewitt company specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2019, Radford reviewed and advised on principal aspects of our executive compensation program and performed the following services:
•
conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group Proxy Statements, compensation survey data, and other publicly available data;

•
provided recommendations on the composition of the Company’s peer group; and

•
reviewed and advised on equity compensation and on industry best practices.

The Compensation Committee has determined that the work of Radford and the individual compensation advisors employed by Radford does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.
Peer Group
In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Radford. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2019:
2019 Peer Group
Aeglea BioTherapeutics, Inc.	Iterum Therapeutics plc
Aldeyra Therapeutics, Inc.	Marinus Pharmaceuticals, Inc.
Allena Pharmaceuticals, Inc.	Millendo Theraeputics, Inc.
Aridis Pharmaceuticals, Inc.	Otonomy, Inc.
Catalyst Biosciences, Inc.	Savara Inc.
Chiasma, Inc.	Sesen Bio
Chimerix	Spero Therapeutics, Inc.
CymaBay Therapeutics, Inc.	Syndax Pharmaceuticals, Inc.
Entasis Therapeutics Holdings Inc.	Zynerba Pharmaceuticals, Inc.
GlycoMimetics, Inc.

Base Salary
The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for senior executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2019, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. At the end of 2017, based on the peer group and other market data presented by Radford, the Compensation Committee noted that the base salaries of our Named Executive Officers were positioned at the market 25th percentile in the aggregate. Given our transition from a non-commercial to a commercial company, the Compensation Committee implemented a revised compensation program designed to gradually migrate our Named Executive Officers base salaries to the 50th percentile of the base salaries paid to similarly situated officers at our peer group companies. In determining base salaries for 2019, the Compensation Committee approved increases designed to continue this shift to the 50th percentile. The base salaries of our Named Executive Officers during 2018 and 2019 were as follows:
Name	2018 Base Salary ($)	2019 Base Salary ($)	Increase (%)
Gregory J. Divis	425,000	433,500(1)	2%
Thomas S. McHugh(2)	—	385,000	—
Sandra Hatten	314,445	323,092	2.7%
Michael F. Kanan	386,100	396,718	2.7%
Phillandas Thompson	365,968	383,400	4.5%
Jordan S. Dubow, M.D.(3)	—	435,000	—

(1)
Mr. Divis’ base salary was further increased to $500,000 per year when he was elevated to permanent Chief Executive Officer in June 2019.

(2)
Mr. McHugh joined us in December 2019. His 2019 base salary was negotiated in connection with his new hire compensation package.

(3)
Dr. Dubow joined us in April 2019. His 2019 base salary was negotiated in connection with his new hire compensation package.

Annual Cash Incentive
The goal of the annual cash incentive program in 2019 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and result in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provides that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones. The table below sets forth each Named Executive Officer’s target incentive compensation for 2019:

Name	2019 Target Bonus (as a % of Base Salary)	2019 Target Bonus ($)
Gregory J. Divis(1)	50%	265,312
Thomas S. McHugh(2)	—	—
Michael F. Kanan	40%	158,687
Phillandas Thompson	40%	153,360
Jordan S. Dubow, M.D.	45%	195,750
Sandra Hatten	40%	129,237

(1)
Mr. Divis’ target bonus percentage increased from 50% to 60% per year when he was elevated to permanent Chief Executive Officer in June 2019.

(2)
Mr. McHugh joined us in December 2019 and, accordingly, was not eligible for a bonus in 2019.

Our approved 2019 corporate goals consisted of:
•
generate product revenue of $32 million;

•
achieve operating expenses (R&D + SG&A) of $54.7 million;

•
achieve liquidity (total cash + marketable securities) of at least $46 million;

•
randomize at least 205 patients in the FT 218 Phase 3 clinical trial, complete drug-drug interaction study for FT 218 with data, complete bio-equivalency study and complete primary registration campaign and initiate stability testing for FT 218; and

•
aligned organization, operational and legal entity structure with new corporate strategy.

The Compensation Committee determined that the Company’s corporate performance score was 102% for 2019 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2019 corporate performance goals set forth above.
Chief Executive Officer.   Mr. Divis’ 2019 annual cash incentive bonus was based entirely upon achievement of the corporate performance goals described above. In addition to the annual cash incentive bonus, Mr. Divis was eligible to receive a special bonus during the period he served as Interim Chief Executive Officer equal to 35% of his base salary during that period. This was determined by the Committee in December 2019 and paid in January 2020 based on his achievement of the following criteria:
•
Chapter 11 bankruptcy filing by and subsequent liquidation of the Company’s subsidiary, Avadel Specialty Pharmaceutical, LLC;

•
Completion of corporate restructuring plan; and

•
Certain objectives related to the enhancement of the FT 218 program.

Accordingly, the Compensation Committee awarded an aggregate annual cash incentive with respect to 2019 for Mr. Gregory J. Divis in the amount of $422,344.
Other Named Executive Officers.   The process for determining the annual cash incentive for our other Named Executive Officers is generally similar to what is described above with respect to our Chief Executive Officer. For 2019, the Compensation Committee took into account the Company’s performance with respect to the financial and strategic performance goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of Mr. Divis. The other Named Executive Officers reported directly to Mr. Divis as Chief Executive Officer and so, the Compensation Committee believes, Mr. Divis was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.
The Compensation Committee determined 2019 annual cash incentives for the other Named Executive Officers in the following amounts: Michael F. Kanan — $161,861, Phillandas T. Thompson — $156,427,

Jordan S. Dubow — $166,388 and Sandra Hatten — $131,822. Since Mr. McHugh did not commence employment with us until December 2019, Mr. McHugh was not eligible for a bonus in 2019.
Equity Compensation
The Compensation Committee believes that equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board. The Compensation Committee takes into consideration the peer group data provided by Radford and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company. These initial stock options vest over a four-year period and are in connection with the executive officer’s employment agreement. In 2019, in connection with their commencement of employment with us, the Compensation Committee awarded an option to purchase 340,000 shares to Dr. Dubow and an option to purchase 250,000 shares to Mr. McHugh.
In addition to new hire stock options, at least annually, typically in March, the Compensation Committee considers annual equity awards for our executive officers. These awards consist of both stock options and restricted shares. In March 2019, we awarded our Named Executive Officers who were then employed by us with the following awards:
Name	Stock Options	Restricted Shares
Gregory J. Divis	100,000	18,000
Michael F. Kanan	80,000	18,000
Philandas Thompson	100,000	18,000
The Compensation Committee also can make equity awards in connection with the promotion of any employee. Accordingly, the Compensation Committee granted Mr. Divis an option to purchase 400,000 shares in connection with his promotion to Chief Executive Officer in May 2019.
In determining the number of stock options and restricted shares to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Radford. The Compensation Committee has not adopted any formal policies or guidelines for determining the allocation of stock options versus restricted shares. However, in general, the Compensation Committee will recommend a mix of equity awards more weighted towards stock options than restricted shares principally because the Compensation Committee recognizes that stock options only have value if there is in stock value after the date of grant, while restricted shares provide immediate value to recipients upon vesting and therefore involve less risk than stock options.
In 2020, the Compensation Committee, based upon recommendations from Radford, determined it would be appropriate to grant performance share unit awards (“PSUs”) to our employees. Subject to and conditioned upon the approval of our shareholders of a our new 2020 Omnibus Incentive Compensation Plan (as described in Proposal 4), our Compensation Committee approved the grant of PSUs to each of our Named Executive Officers. The Compensation Committee believed that the grant of supplemental awards in the form of PSUs would further align our employees’ long-term incentive compensation with the interests of our shareholders. Specifically, the vesting of the PSUs is tied to whether and when FDA approval of FT218 is obtained. Any PSUs earned will vest 50% upon achievement of such milestone, with an additional 50% on the one-year anniversary following such achievement, subject to continued employment through such date. The target number of PSUs granted to each Named Executive Officer is set forth in Proposal 4.
Compensation Risk Assessment
The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.
General Employee Benefits
Avadel offers competitive health, dental and life insurance and vacation pay, generally for all employees. The senior executives are eligible to participate in all of the above programs. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.
Severance and Change-in-Control Benefits
Pursuant to employment agreements, each of our Named Executive Officers has a provision in his or her employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments Upon Termination or Change in Control” below.
Retirement Benefits
The Company believes that offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan. For our Company’s 401(k) plan, the Company generally contributed approximately $10,000 to $13,000 to each eligible executive’s 401(k) account during 2019, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $275,000 of wages, the maximum allowable under the IRS limits. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”
Deductibility of Executive Compensation   Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to “covered employees” of the Company. With respect to taxable years before January 1, 2018, remuneration in excess of $1 million was exempt from this deduction limit if it qualified as “performance-based compensation” within the meaning of Section 162(m). Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act of 2017 (a) expands the scope of Section 162(m) such that all named executive officers are “covered employees” and anyone who was a named executive officer in any year after 2016 will remain a covered employees for as long as he or she (or his or her beneficiaries) receive compensation from us and (b) eliminates the exception to the deduction limit for commission-based compensation and performance-based compensation except with respect to certain grandfathered arrangements in effect as of November 2, 2017 that are not subsequently materially modified. Accordingly, compensation paid to our named executive officers in excess of $1 million will not be deductible unless it qualifies for the transition relief applicable to certain arrangements in place as of November 2, 2017, as described above.
The Board and the Compensation Committee believe that stockholder interests are best served if they retain maximum flexibility to design executive compensation programs that meet stated business objectives. For that reason, while our Board and Compensation Committee consider the potential effects of Section 162(m) of the Code on the compensation paid to our named executive officers, in light of the constraints imposed by Section 162(m) and our desire to maintain flexibility in compensation decisions, the Board and the Compensation Committee do not necessarily limit compensation to amounts deductible under Section 162(m).
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Our compensation arrangements for executive officers, including our Named Executive Officers, do not provide tax gross-ups for any type of payments, including payments for severance or in connection with a change of control.
Securities Trading Policy
The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information, or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Standards of Business Conduct, which may be viewed on our website at www.Avadel.com in the “Investors” section. In addition, executive officers and directors are prohibited from pledging the Company’s securities.
2019 Compensation of Named Executives Officers
Summary Compensation Table
The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2019, 2018 and 2017 to our Named Executive Officers:
Name and Principal Position	Year	Base Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Gregory J. Divis Chief Executive Officer	2019	472,292	33,300	485,010	422,344	23,316	1,436,262
	2018	417,178	—	198,500	46,750	23,000	685,428
	2017	375,000	201,375	505,000	158,438	22,800	1,262,613
Michael F. Kanan Former Senior Vice President and Chief Financial Officer	2019	396,718	33,300	82,600	161,861	453,232(6)	1,127,711
	2018	386,100	—	—	67,954	23,000	477,054
	2017	357,500	161,100	404,000	120,835	22,800	1,066,235
Thomas S. McHugh Chief Financial Officer	2019	33,688	—	469,600	—	—	503,288
Jordan S. Dubow Chief Medical Officer	2019	293,296	—	273,258	166,388	10,282	743,224
Phillandas T. Thompson Senior Vice President and General Counsel	2019	383,400	33,300	103,250	156,427	21,780	698,157
	2018	365,968	—	—	64,410	20,000	450,378
	2017	326,757	161,100	404,000	110,444	19,800	1,022,101
Sandra Hatten Former Senior Vice President of Quality and Regulatory Affairs	2019	323,092	33,300	82,600	131,822	346,306(7)	917,120
	2018	314,445	—	—	55,342	11,000	380,787
	2017	305,286	111,875	303,000	103,187	10,800	834,148

(1)
Represents salaries before any employee contributions under our 401(k) Plan.

(2)
Stock awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 19 to our consolidated financial statements for the year ended December 31, 2019 which are included in our annual report on Form 10-K filed with the SEC on March 16, 2020.

(3)
Amounts reported reflect the aggregate grant date fair value of option and restricted share awards granted in 2019, 2018 and 2017, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 19 to our consolidated financial statements for the year ended December 31, 2019 which are included in our annual report on Form 10-K filed with the SEC on March 16, 2020. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards or Stock Awards column will actually be realized. No gain to a named executive officer is possible without an appreciation in stock value after the date of grant.
(4)
Non-equity incentive plan compensation represents cash bonuses for meeting Company and personal performance targets.

(5)
For 2019, amounts include: (i) for Mr. Divis, $11,315 in employer 401(k) contributions and $12,000 in auto allowance, (ii) for Mr. Kanan, $12,235 in employer 401(k) contributions, $12,000 in auto allowance, (iii) for Dr. Dubow, $10,281 in employer 401(k) contributions, (iv) for Mr. Thompson, $12,780 in employer 401(k) contributions and $9,000 in auto allowance, and (v) for Ms. Hatten, $9,693 in 401(k) contributions.

(6)
Mr. Kanan left us in December 2019. The amount reported in All Other Compensation includes severance in an aggregate amount equal to $408,718 (consisting of $396,718 of base salary continuation and $12,000 auto allowance) and COBRA continuation of $20,279.

(7)
Ms. Hatten left us in December 2019. The amount reported in All Other Compensation includes $323,092 of base salary continuation and COBRA continuation of $13,521.

Grants of Plan-Based Awards 2019
The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2019:
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Award ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Gregory J. Divis		—	$300,000	—
	3/7/2019				—	100,000	$1.85	$103,250
	3/7/2019				18,000	—	—	$33,300
	5/30/2019				—	400,000	$1.71	$381,760
Michael F. Kanan		—	$158,687	—
	3/7/2019				—	80,000	$1.85	$82,600
	3/7/2019				18,000	—	—	$33,300
Thomas S. McHugh		—	—	—
	10/22/2019				—	250,000	$3.45	$469,600
Jordan S. Dubow, M.D.		—	$195,750	—
	4/11/2019				—	340,000	$1.44	$273,258
Phillandas Thompson		—	$153,360	—
	3/7/2019				—	100,000	$1.85	$103,250
	3/7/2019				18,000	—	—	$33,300
Sandra Hatten		—	$129,237	—
	3/7/2019				—	80,000	$1.85	$82,600
	3/7/2019				18,000	—	—	$33,300

(1)
Represents the target amount that may be earned based on achievement of pre-determined performance criteria during fiscal year 2019. Mr. McHugh, who commenced employment in December 2019, was not eligible to receive a bonus for 2019. The Compensation Committee has not set threshold or maximum amounts associated with non-equity incentive plan awards.

(2)
Amounts reported reflect the aggregate grant date fair value of option and restricted share unit awards granted in 2019, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 19 to our consolidated financial statements for the year ended December 31, 2019 which are included in our annual report on Form 10-K filed with the SEC on March 16, 2020

The following table sets forth specified information concerning stock options stock awards for each of the named executive officers outstanding as of December 31, 2019:
Outstanding Equity Awards at Fiscal Year-End 2019
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Gregory J. Divis	12/14/2016	112,500	37,500(3)	$10.40	12/14/2026	—	—
	12/12/2017	50,000	50,000(4)	$8.95	12/12/2027	—	—
	3/22/2018	—	50,000(5)	$7.06	3/22/2028	—	—
	3/7/2019	—	100,000(6)	$1.85	3/7/2029	—	—
	3/7/2019	—	—	$—	—	18,000(7)	$135,900
	5/30/2019	—	400,000(8)	$1.71	5/30/2029	—	—
Michael F. Kanan	—	—	—	—	—	—	—
Thomas S. McHugh	10/22/2019	—	250,000(9)	$3.45	10/22/2029	—	—
Jordan S. Dubow, M.D.	4/11/2019	—	340,000(10)	$1.44	4/11/2029	—	—
Phillandas T. Thompson	12/12/2017	40,000	40,000(11)	$8.95	12/12/2027	—	—
	3/7/2019	—	100,000(12)	$1.85	3/7/2029	18,000(13)	$135,900
Sandra Hatten	6/26/2015	100,000	—	$21.67	2/29/2020	—	—
	12/10/2015	50,000	—	$14.35	2/29/2020	—	—
	12/14/2016	60,000	—	$10.40	2/29/2020	—	—
	12/12/2017	30,000	—	$8.95	2/29/2020

(1)
Unless otherwise notice, options to purchase shares become exercisable in four equal annual installments following the grant date.

(2)
Market value is based on the closing price of one ADS on December 31, 2019 as reported by Nasdaq, which was $7.55 per ADS.

(3)
Includes the unvested portion of the 2016 option grant under the Flamel 2016 Stock Option Plan, 37,500 that will vest on December 14, 2020

(4)
Includes the unvested portion of the 2017 option grant under the Avadel 2017 Omnibus Plan, 25,000 options that will vest December 12, 2020 and 25,000 options that will vest December 12, 2021.

(5)
Includes the unvested portion of the 2018 option grant under the Avadel 2017 Omnibus Plan that vested on March 22, 2020 (12,500) and 12,500 options that will vest on March 22, 2021 and 12,500 options that will vest on March 22, 2022.

(6)
Includes the unvested portion of the March 2019 option grant under the Avadel 2017 Omnibus Plan, 25,000 of which vested on March 7, 2020, and 25,000 of which vest on each of March 7, 2021, March 7, 2022, and March 2, 2023.

(7)
Includes the unvested portion of the 2019 grant, under the Avadel 2017 Omnibus Plan, 12,000 of which will vest on March 7, 2021 and 6,000 of which will vest March 7, 2022.

(8)
Includes the unvested portion of the May 2019 option grant under the Avadel 2017 Omnibus Plan, 100,000 of which will vest on each of May 30, 2020, May 30, 2021, May 30, 2022, and May 30, 2023.

(9)
Includes the unvested portion of the 2019 option grant under the Avadel 2017 Omnibus Plan, 62,500 of which vest on each of October 22, 2020, October 22, 2021, October 22, 2022, and October 22, 2023.

(10)
Includes the unvested portion of the 2019 option grant under the Avadel 2017 Omnibus Plan, 85,000 of which vested on April 11, 2020 and 85,000 of which will vest on each of April 11, 2021, April 11, 2022, and April 22, 2023.

(11)
Includes the unvested portion of the 2019 option grant under the Avadel 2017 Omnibus Plan, 20,000 of which will vest on each of December 12, 2020 and December 12, 2021.

(12)
Includes the unvested portion of the 2019 option grant under the Avadel 2017 Omnibus Plan, 25,000 of which vested on March 7, 2020 and 25,000 of which will vest on each of March 7, 2021, March 7, 2022, March 7, 2023.

(13)
Includes the unvested portion of the 2019 grant, under the Avadel 2017 Omnibus Plan, 12,000 of which will vest on March 7, 2021 and 6,000 of which will vest March 7, 2022.

The following table sets forth specified information concerning share options exercised and share awards vested for each of the named executive officers during fiscal year 2019:
Options Exercised and Shares Vested During Fiscal Year 2019
	Option Awards		Share Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Gregory J. Divis	—	—	15,000	114,300
Michael F. Kanan	—	—	12,000	91,440
Thomas S. McHugh	—	—	—	—
Jordan S. Dubow, M.D.	—	—	—	—
Phillandas T. Thompson	—	—	12,000	91,440
Sandra Hatten	—	—	8,333	63,497
Employment Agreements
We have or had written employment agreements with each of our Named Executive Officers. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The agreements also contain customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our board.
Payments upon Termination of Employment
Pursuant to their employment agreements, each of our Named Executive Officers is or was entitled to certain severance benefits in the event he or she terminates his or her employment for “Good Reason” or if his or her employment is terminated by the Company for any reason other than for “Cause,” including non-renewal by the Company at the end of the employment term. Upon such a termination, the Named Executive Officer is entitled to receive (1) base salary for a period of 12 months; (2) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under any Company-provided benefit plans, policies and arrangements; and (3) payment of monthly COBRA health insurance premiums for up to 12 months.

In addition, if such a termination occurs during a Change in Control Period (as defined below), the Named Executive Officer is or was entitled to receive amounts provided in (1) and (3) of the above paragraph plus (i) the highest of (x) their target bonus in effect for the fiscal year in which the applicable change in control occurs, or (y) their target bonus in effect for the fiscal year in which the termination of employment occurs; or (z) their actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; (ii) the amount provided in (2) of the above paragraph, as applicable; and (iii) the immediate vesting of 100% of their outstanding and unvested share options and any other equity awards under the Company’s compensation plans. For purposes of these agreements:
•
“Good Reason” is defined as (i) the failure of the Company to timely pay to the employee any compensation owed under the agreement; (ii) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (iii) the relocation of the place of the employee’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of the agreement; or (v) the failure of the Company to have the agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company.

•
“Cause” means: (i) conviction of or plea of nolo contendere to a felony or crime involving moral turpitude; (ii) fraud, theft, or misappropriation of any asset or property of the Company, including, without limitation, any theft or embezzlement or any diversion of any corporate opportunity; (iii) breach of any of the material obligations contained in the agreement; (iv) conduct materially contrary to the material policies of the Company; (v) material failure to meet the goals and objectives established by the Company without cure within a reasonable period of time after written notice thereof; or (vi) conduct that results in a material detriment to the Company, its program, or goals or is inimical to the Company’s reputation and interests without cure within a reasonable period of time after written notice thereof.

•
“Change of Control Period” means the period beginning six (6) months prior to, and ending eighteen (18) months following, a Change of Control.

•
“Change of Control” means the occurrence of any of the following events: (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (‘Person’), acquires ownership of the equity interests of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered a Change or Control; or (ii) A change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of such definition, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The benefits provided are designed to protect earned benefits in the case that one or more of such Named Executive Officers is terminated without cause or as a result of a change in control of the Company, in order to encourage such Named Executive Officers to act in the best interests of the shareholders at all times during the course of a change in control transaction or other significant event involving our Company.
The following tables set forth information regarding potential payments that each Named Executive Officer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2019 under the circumstances set forth below.

Termination Payments
Name	Cash Payment ($)(1)	Value of Benefits ($)(2)
Gregory J. Divis	$798,000	33,043
Michael F. Kanan(3)	$408,718	20,279
Thomas S. McHugh	$385,000	22,028
Jordan S. Dubow, M.D.	$445,875	—
Phillandas T. Thompson	$392.400	7,099
Sandra Hatten(4)	$323,092	13,521

(1)
Includes 12 months base salary for each current executive except Mr. Divis who is entitled to 18 months base salary, 12 months car allowance ($1,000 per month for Mr. Divis and $750 per month for Mr. Thompson) and target bonus for fiscal year 2019.

(2)
Includes 12 months’ COBRA continuation for each current executive except Mr. Divis, who is entitled to 18 months, and Dr. Dubow, who has not elected health coverage.

(3)
Includes 12 months’ base salary continuation and 12 months’ car allowance that Mr. Kanan became entitled to receive upon his termination in December 2019 and 12 months’ COBRA continuation. In addition, in connection with his termination, Mr. Kanan remained eligible to receive his full 2019 cash incentive bonus, which was determined to be $161,861.

(4)
Includes 12 months’ base salary continuation that Ms. Hatten received upon her termination in December 2019 and 12 months’ COBRA continuation. In addition, in connection with her termination, Ms. Hatten remained eligible to receive her full 2019 cash incentive bonus, which was determined to be $131,822.

Termination Payments in Connection with a Change in Control of the Company
Name	Cash Payment ($)(1)	Value of Benefits ($)(2)	Acceleration of Equity Awards ($)(3)
Gregory J. Divis	$798,000	33,043	3,116,900
Thomas S. McHugh	$385,000	22,028	1,025,000
Jordan S. Dubow, M.D.	$445,875	—	2,077,400
Phillandas T. Thompson	$392.400	7,099	751,200

(1)
Includes 12 months base salary for each executive except Mr. Divis who is entitled to 18 months base salary and 12 months car allowance ($1,000 per month for Mr. Kanan and Mr. Divis and $750 per month for Mr. Thompson).

(2)
Includes 12 months’ COBRA continuation for each executive except Mr. Divis, who is entitled to 18 months, and Dr. Dubow, who has not elected health coverage.

(3)
Amounts reflect the intrinsic value of unvested stock options and RSUs whose vesting will be accelerated, based on the closing price of one ADS on December 31, 2019 ($7.55).

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Linda S. Palczuk, Chairwoman
Eric Ende
Geoffrey M. Glass
The “Compensation Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Risk Assessment
As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The Compensation Committee, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee will continue to consider compensation risk implications while deliberating the design of our executive compensation programs. In its discussions, the Compensation Committee considered the attributes of our programs, including:
•
Appropriate pay philosophy in light of our business model;

•
Balance with respect to the mix of cash and equity compensation, and measures of performance against both annual and multi-year standards;

•
Short and long-term incentives linked to share price performance;

•
Performance goals are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies;

•
Long-term incentives generally have multi-year vesting to ensure a long-term focus and appropriate balance against short-term goals;

•
Independent Compensation Committee oversight, with Compensation Committee discretion to reduce incentives based on subjective evaluation of individual performance; and

•
Anti-hedging/pledging policies.

PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Divis, who is the Company’s Chief Executive Officer, to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2019, the median annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the Chief Executive Officer) was $89,576. Mr. Divis’ annual total compensation for fiscal year 2019 was $1,436,146. Based on this information, for fiscal year 2019, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 16 to 1. As noted on page 27, Mr. Divis began 2019 as our Chief Executive Officer on an interim basis, and in connection with his assumption of the duties of Chief Executive Officer on a permanent basis, Mr. Divis received a one-time grant of stock options and a one-time bonus in connection achievement of certain transition and reorganization goals. Excluding these one-time awards, the CEO pay ratio would have been 10:1.
To identify, and to determine the annual total compensation of, the median employee, we used the following methodology:
•
We collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2019.

•
We annualized the compensation of all permanent full-time and part-time employees who were hired by the Company and its consolidated subsidiaries between January 1, 2019 and December 31, 2019. We applied an exchange rate as of December 31, 2019, to convert all international currencies into U.S. dollars.

•
We then identified our median employee from our employee population based on this compensation measure. As there were an even number of employees, two individuals were identified at the median. We selected for this disclosure a U.S.-based employee whose compensation was within 5% of the estimated compensation measure used to identify the median employee, as discussed above.

The median employee’s annual total compensation represents the amount of such employee’s compensation for fiscal year 2019 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee was a Named Executive Officer, and the annual total compensation of the Chief Executive Officer represents the amount reported in the “Total” column of our 2019 Summary Compensation Table on page 36 of this Proxy Statement.
Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the United States with an annual total compensation of $89,576 for fiscal year 2019, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, overtime pay and the Company’s contribution to that employee’s retirement plan.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
The Audit Committee reviews all related party transactions and similar matters to the extent required by listing standards. The Nominating and Corporate Governance Committee further assists to ensure that all such related party transactions are thoroughly reviewed on a regular basis so that such transactions are and remain at arms’ length terms, thus promoting long term shareholder value.
For purposes of related person transactions as managed by our Audit and Nominating and Corporate Governance Committees, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Committees rely upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.
A “related person” is defined as:
•
Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•
Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•
Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

Related Party Transactions
In February 2020, we entered in to a securities purchase agreement with certain of our shareholders, including investment funds affiliated with RTW Investments, L.P. and Vivo Capital LLC, pursuant to which we issued an aggregate of 8,680,225 ordinary shares and an aggregate of 487,614 Series A Non-Voting Convertible Preferred Shares for a purchase price of $7.09 per share (the “Private Placement”). In connection with the Private Placement, we entered in to a registration rights agreement with the investors, pursuant to which we agreed to prepare and file a registration statement on Form S-3 with the Securities and Exchange Commission for the resale of the shares purchased in the Private Placement.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC AUDITOR AND ACCOUNTING FIRM AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITOR AND ACCOUNTING FIRM REMUNERATION
(Ordinary Resolution)
ITEM 2 ON PROXY CARD
Pursuant to this proposal, we seek shareholder ratification, in a non-binding vote, of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2020 and authorization, in a binding vote, of the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.
Background
In 2019, the Audit Committee approved the engagement of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year 2019, for purposes of our financial statements for filing under U.S. securities law for the year ending December 31, 2019. At the 2019 annual general meeting of shareholders, the shareholders voted to ratify the selection of Deloitte as the Company’s independent registered accounting firm for the fiscal year 2019.
It is not expected that any representatives of Deloitte will be present at the Meeting and, accordingly, no such representatives will have the opportunity to make a statement at the Meeting, if they desire to do so, nor, therefore, will any representative of Deloitte be available at the Meeting to respond to appropriate questions.
Pursuant to its charter, the Audit Committee of our Board approved in advance each professional service performed by Deloitte during fiscal year 2019 and considered the possible effect of the provision of such service on the auditors’ independence. Information relating to fees paid to Deloitte is set forth in the table below.
Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the selection, appointment, compensation and oversight of the work of our independent registered public accounting firm. Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law, the Board considers the appointment of our independent registered public accounting firm to be an important matter of shareholder concern and is submitting the appointment of Deloitte for ratification by our shareholders, as a matter of good corporate practice.
The Board has not determined what action it would take if the shareholders do not approve the selection of Deloitte, but may reconsider its selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of our shareholders.
The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditors of Avadel Pharmaceuticals plc and to authorize, in a binding vote, the Audit Committee to set such independent auditor and accounting firm’s remuneration.”
Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

AUDIT FEES
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees of our independent registered public accounting firms, billed to us for the fiscal years ended December 31, 2019 and December 31, 2018 for audit and other services:
	Fiscal Year Ended December 31,
	2019	2018
Audit Fees	$1,559,100	$1,582,054
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,559,100	$1,582,054
Audit Fees.   Audit fees include professional services rendered by public accounting firms for the audit of our annual financial statements in 2019 and 2018, including the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for assistance with complex accounting and transactions, fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client, and consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
Tax Fees.   Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2019 and 2018.
All Other Fees.   All other fees are fees for products or services other than those in the above three categories.
Pre-Approval Policy
The Audit Committee has adopted a policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT
Pursuant to SEC rules for Proxy Statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.
Composition, Qualifications and Governance
The Board has an Audit Committee comprised solely of independent directors, namely Peter Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass, and Dr. Mark A. McCamish. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective March 2, 2016. The Audit Committee reviews and assesses the adequacy of its charter at least annually, and, when appropriate, recommends changes to the Board for review and approval. The charter is available on our website at www.Avadel.com.
Responsibilities and Duties
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee recommends to the Board the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Audit Committee met four times during 2019. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with either the Company’s independent auditors or internal auditors when necessary, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year. The Audit Committee chair meets with the Company’s Chief Financial Officer on a regular basis.
Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.
Matters Discussed with Management and Independent Auditors
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2019, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the

U.S., and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Deloitte &Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether any non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.
In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.
Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board, and the Board has approved, the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
THE AUDIT COMMITTEE
Peter Thornton, Chair
Dr. Eric J. Ende
Geoffrey M. Glass
Dr. Mark A. McCamish
The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

PROPOSAL 3
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS OF THE COMPANY
(Ordinary Resolution)
ITEM 3 ON PROXY CARD
Pursuant to Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 24 and the Compensation Tables beginning on page 30 in accordance with the compensation disclosure rules of the SEC. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.
At our 2018 annual meeting of shareholders, our shareholders indicated their preference that we hold a non-binding say-on-pay vote every two years and our board of directors has adopted a policy that is consistent with that preference.
As discussed in the Compensation Discussion and Analysis section, the Board of Directors believes that the Company’s executive compensation program attracts and retains highly qualified executives while linking executive compensation directly to Company-wide performance. Further, our executive compensation program aligns the interests of our executive officers with those of our shareholders by emphasizing the achievement of financial and non-financial outcomes that either influence or contribute to shareholder value creation. The Compensation Discussion and Analysis section of this Proxy Statement and the accompanying tables and narrative provide a comprehensive review of our Named Executive Officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. The next such vote will occur at the 2022 annual general meeting of shareholders.
The resolution in respect of this Proposal 3 is an ordinary resolution. The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, including Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS OF THE COMPANY.

PROPOSAL 4
APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2020 OMNIBUS INCENTIVE COMPENSATION PLAN
(Ordinary Resolution)
ITEM 4 ON PROXY CARD
Proposal
The Board of Directors believes that share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On April 13, 2020, the Board of Directors adopted, subject to shareholder approval, the Avadel Pharmaceuticals PLC 2020 Omnibus Incentive Compensation Plan (the “Plan”). The Plan is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference.
As of December 31, 2019, there were share options to acquire 5,121 ordinary shares outstanding under our equity compensation plans, with a weighted average exercise price of $7.51 and a weighted average remaining term of 7.43 years. In addition, as of December 31, 2019, there were 347 unvested full value awards with time-based vesting under our equity compensation plans. Also, as of December 31, 2019, there were 291 warrants outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 31, 2019. As of December 31, 2019, there were 565,716 ordinary shares available for awards under our equity compensation plans.
Summary of Material Features of the Plan
The material features of the Plan are:
•
The maximum number of ordinary shares to be issued under the Plan is 6,000,000;

•
The award of share options (both incentive and non-qualified options), share appreciation rights, restricted shares, restricted stock units, unrestricted shares, cash-based awards, and dividend equivalent rights is permitted;

•
Shares tendered or held back for taxes will not be added back to the reserved pool under the Plan. Upon the exercise of a share appreciation right that is settled in ordinary shares, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Plan;

•
Share options and share appreciation rights will not be repriced in any manner without shareholder approval;

•
The value of all awards awarded under the Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $675,000;

•
A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the Plan;

•
Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•
Any material amendment to the Plan is subject to approval by our shareholders; and

•
The term of the Plan will expire on August 5, 2030.

Based solely on the closing price of our ADSs as reported by NASDAQ on April 14, 2020 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Plan is $60,540,000. The ordinary shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan and our Avadel Pharmaceuticals PLC 2017 Omnibus Incentive Compensation Plan will be added back to the ordinary shares available for issuance under the Plan. Shares tendered or held back upon exercise of a share option or settlement of an award under the Plan to cover the exercise price or tax withholding and (ii) shares subject to a share appreciation right that are not issued in connection with the share settlement of the share appreciation right upon exercise thereof, will not be added back to the ordinary shares available for issuance under the Plan. In addition, shares repurchased on the open market will not be added back to the shares available for issuance under the Plan.
Rationale for Share Increase
The Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.
We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our shareholders and motivate our employees to act as owners of the business.
Our Compensation Committee determined the size of reserved pool under the Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for the next three to four years.
Summary of the Plan
The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.
Administration.   The Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility; Plan Limits.   All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Plan, subject to the discretion of the administrator. As of April 15, 2020, approximately 40 individuals would have been eligible to participate in the Plan had it been effective on such date, which includes 3 executive officers, 29 employees who are not executive officers, 5 non-employee directors and 3 consultants. There are certain limits on the number of awards that may be granted under the Plan. For example, no more than 6,000,000 shares may be granted in the form of incentive share options.
Director Compensation Limit.   The Plan provides that the value of all awards awarded under the Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $675,000.

Minimum Vesting Period.   The minimum vesting period for each equity award granted under the Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the Plan may be utilized for unrestricted share awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of shareholders may vest on the date of the Company’s next annual meeting of shareholders. In addition, the Administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.
Share Options.   The Plan permits the granting of (1) options to purchase ordinary shares intended to qualify as incentive share options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive share options. Incentive share options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the price of the ADSs on NASDAQ/the New York Stock Exchange or other foreign or national securities exchange or established market. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.
The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant (provided that any options granted with an exercise price less than 100% of fair market value to Irish taxpayers must have a term not exceeding seven years). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee at any time. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture so that such shares shall be purchased by the Company and the cash proceeds applied to pay-up the option exercise price. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary).
To qualify as incentive options, options must meet additional U.S. federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Share Appreciation Rights.   The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Share appreciation rights entitle the recipient to ordinary shares or cash equal to the value of the appreciation in the share price over the exercise price. The exercise price is the fair market value of the ordinary shares on the date of grant. The term of a share appreciation right may not exceed ten years.
Restricted Shares.   The Compensation Committee may award ordinary shares to participants subject to such conditions and restrictions as the Compensation Committee may determine (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted share awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted share awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Restricted stock units.   The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of ordinary shares or cash subject to such conditions and restrictions as the Compensation Committee may determine (provided that, if payable in shares, so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred share awards may be credited with dividend equivalent rights.
Unrestricted Share Awards.   The Compensation Committee may also grant ordinary shares which are free from any restrictions under the Plan. Unrestricted shares may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary).
Dividend Equivalent Rights.   The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified ordinary shares. Dividend equivalent rights granted as a component of another award (other than a share option or share appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, ordinary shares or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The Compensation Committee may grant cash bonuses under the Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions.   In the event of a “sale event,” as defined in the Plan, awards under the Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, the Company may make or provide for payment, in cash or in kind, to participants holding options and share appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or share appreciation rights (provided that, in the case of an option or share appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or share appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Share Dividends, Share Splits, Etc.   The Plan requires the Compensation Committee to make appropriate adjustments to the number of ordinary shares that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect share dividends, share splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the Plan are responsible for the payment of any U.S. federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or share appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations satisfied by withholding ordinary shares to be issued pursuant to exercise or vesting. The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendments and Termination.   The Board of Directors may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ, any amendments that materially change the terms of the Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.
Effective Date of Plan.   The Plan was approved by our Board of Directors on April 13, 2020. Awards of incentive options may be granted under the Plan until April 13, 2030. No other awards may be granted under the Plan after the date that is ten years from the date of shareholder approval.
New Plan Benefits
Because the grant of awards under the Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares that will in the future be received by or allocated to any participant in the Plan. However, on April 13, 2020, the Compensation Committee granted Performance Restricted stock units to members of our management team, including our NEOs, contingent upon approval of the 2020 Plan (the “Contingent PSUs”). The Contingent PSUs will be automatically cancelled in their entirety and will be of no further force and effect in the event that shareholder approval of the 2020 Plan is not obtained. Assuming approval of the 2020 Plan is obtained, the number of Contingent PSUs that may be earned, if at all, and eligible to vest will range between 50% and 150% of the target award, tied to whether and when FDA approval of FT218 is obtained. Any PSUs earned, if any, will vest 50% upon achievement of such milestone, with an additional 50% following such achievement.
The following table provides information concerning these Contingent PSUs made to each of the following persons and groups: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.
	Share Awards
Name and Position	Dollar Value ($)(1)	Number of Awards (#)
Gregory J. Divis, Chief Executive Officer	1,060,640	112,000
Thomas S. McHugh	378,800	40,000
Jordan S. Dubow, M.D.	378,800	40,000
All current executive officers, as a group	1,818,240(2)	192,000
All current employees who are not executive officers, as a group	1,184,697(2)	125,100

(1)
Represents the number of Contingent PSUs multiplied by the closing price of an ADS on April 13, 2020.

(2)
Represents the aggregate market value for the group.

Tax Aspects Under the Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Plan. It does not describe all U.S. federal tax consequences under the Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If ordinary shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then

(i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for U.S. federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If ordinary shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the ordinary shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering ordinary shares.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering ordinary shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards.   The Company generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% U.S. federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, the Company’s deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information
The following table provides information as of December 31, 2019 regarding ordinary shares that may be issued under our equity compensation plans, consisting of our 2017 Omnibus Incentive Compensation Plan (the “2017 Plan”) and our 2017 Employee Stock Purchase Plan (the “ESPP”).
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,759,000	7.84	565,716
Equity compensation plans not approved by security holders	—	—	—
Total	5,759,000	7.84	565,716

(1)
Includes 347,478 ordinary shares that have previously been granted as RSUs but are pending issuance upon vesting date; the beneficiary is not required to pay any exercise price upon issuance of such 347,478 shares. The remaining 5,412,766 ordinary shares are issuable pursuant to the exercise of outstanding options and warrants upon payment of the weighted-average exercise price shown in column (b) of this table.

(2)
The weighted-average exercise price shown in column (b) applies to 5,412,766 ordinary shares issuable pursuant to the exercise of outstanding options and warrants included in the total number shown in column (a) of this table. As to the 347,478 shares attributable to free shares awards included in the total number shown in column (a) of this table, the beneficiary is not required to pay any exercise price upon issuance of such shares

(3)
Represents the aggregate number of shares issuable pursuant to stock options, free share awards or non-employee director warrants that have not been granted under the authorizations approved by shareholders at our 2017 annual general meeting of shareholders.

Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2020 OMNIBUS INCENTIVE PLAN

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
Solicitation of Proxies
The cost of the solicitation of proxies on behalf of Avadel Pharmaceuticals plc will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
Shareholder Proposals for 2021 Meeting
Shareholders who wish to present a proposal to be included in our Proxy Statement for our 2021 annual general meeting of shareholders (the “2021 Meeting”) must submit the proposal to us no later than December 28, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has established the same date (December 28, 2020) for shareholders to submit nominees for directors for inclusion in our Proxy Statement for our 2021 Meeting, and December 28, 2020 as the date for Shareholders to present other business at our Meeting of Shareholders without inclusion in our Proxy Statement for such meeting. All such proposals must be sent in writing to our Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board.
An ADS holder does not have a right to present proposals for shareholder approval at the Meeting. To submit proposals at the Meeting, an ADS holder must convert the ADSs into ordinary shares by contacting the Depositary and complying with the rules describe above.
Eligibility to Submit a Proposal:   Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Irish Disclosure of Shareholder Interests
Under the Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.
Annual Report on Form 10-K
We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019. Requests should be directed to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Investor Relations.

Our Annual Report on Form 10-K also may be accessed through our website at www.Avadel.com. A list of exhibits to the Annual Report on Form 10-K will be included in the copy of the Annual Report on Form 10-K. Any of the exhibits may be obtained at the SEC’s website, www.sec.gov, or by written request to the above address.
Beneficial Owners
Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.
If your shares are registered in your own name, please contact the Company at our registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
OTHER MATTERS
The Board is not aware of any other matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.
Dublin, Ireland
June 16, 2020

Exhibit A
AVADEL PHARMACEUTICALS PLC
2020 OMNIBUS INCENTIVE COMPENSATION PLAN
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Avadel Pharmaceuticals PLC, an Irish public limited company (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“ADS” means an American Depositary Share representing one Ordinary Share, registered with the SEC and listed for trading on the Nasdaq Global Market under the trading symbol “AVDL”; an ADS may be represented by a physical certificate referred to as an American Depositary Receipt, or “ADR.”
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Companies Act” means the Ireland Companies Act 2014.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of a Share (represented by ADSs) on any given date means the fair market value of a Share determined in good faith by the Administrator; provided, however, that if the Shares or ADSs are listed on the NASDAQ, The NASDAQ Global Market, The NASDAQ Global Select Market, The New York Stock Exchange or another foreign or national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Minimum Vesting Period” means the one-year period following the date of grant of an Award.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Option” means any Option that is not an Incentive Stock Option.
“Option” means any option to purchase Shares granted pursuant to Section 5.
“Ordinary Share” means an Ordinary Share, par value $0.01, in the capital of the Company.
“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were members of the Board on the Effective Date or whose appointment, election or nomination for election was previously so approved (the “Incumbent Directors”); (iii) a merger, reorganization or consolidation with any other corporation or other entity, other than (A) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction continue to own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction and (B) the Incumbent Directors continuing immediately thereafter to represent at least a majority of the board of directors of the resulting or successor entity (or its ultimate parent, if applicable), (iv) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. For the avoidance of doubt, any one or more of the above events may be effective pursuant to (a) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act, (b) an acquisition pursuant to Chapter 2 of Part 9 of the Companies Act, or (c) a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008. Notwithstanding the foregoing, in the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, there shall not be a Change in Control unless there is a change in the ownership or effective control of the Company, or in a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code where necessary for such Award to comply with Section 409A of the Code.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per Share pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Share” means an Ordinary Shares, subject to adjustment pursuant to Section 3; unless the context otherwise requires, references herein to “Shares” shall include references to ADSs.
“Share Appreciation Right” means an Award entitling the recipient to receive Shares (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Share Award” means an Award of Shares free of any restrictions.
SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number of Shares to be covered by any Award and to determine whether any Award shall pertain to Shares or ADSs;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Options may be exercised; and
(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c) Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d) Award Certificate.   Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e) Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f) Foreign Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g) Minimum Vesting Period.   The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 2(g) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the Shares authorized for issuance under the Plan may be utilized for Unrestricted Share Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.
SECTION 3.   STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a) Stock Issuable.   The maximum number of Shares reserved and available for issuance under the Plan shall be 6,000,000 Shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the Shares underlying any awards under the Plan and under the Company’s 2017 Omnibus Incentive Compensation Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the Shares that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) Shares subject to a Share Appreciation Right that are not issued in connection with the share settlement of the Share Appreciation Right upon exercise thereof. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 6,000,000 Shares may be issued in the form of Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.
(b) Changes in Shares.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s capital, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, including the maximum number of Shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Options and Share Appreciation Rights) as to which such Options and Share Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares.
(c) Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options and Share Appreciation Rights (to the extent then vested and exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Share Appreciation Rights (provided that, in the case of an Option or Share Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Share Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Share Appreciation Rights (to the extent then vested and exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.
(d) Maximum Awards to Non-Employee Directors.   Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $675,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions. Notwithstanding the foregoing, the Board may make exceptions to the foregoing limit (up to twice such limit) for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Administrator may determine, provided that the Non-Employee Director receiving such Awards may not participate in the decision to make such Awards.
SECTION 4.   ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5.   OPTIONS
(a) Award of Options.   The Administrator may grant Options under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Option.
Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b) Exercise Price.   The exercise price per Share covered by an Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Option is otherwise compliant with Section 409A.
(c) Option Term.   The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Option shall be no more than five years from the date of grant. Where an Option is granted with an exercise price per share that is less than

100 percent of the Fair Market Value on the date of grant to an individual who is tax resident in Ireland, the Option shall lapse if not exercised within 7 years of the date of grant.
(d) Exercisability; Rights of a Shareholder.   Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of an Option and not as to unexercised Options.
(e) Method of Exercise.   Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:
(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of Shares that are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv) With respect to Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price. Where newly issued Shares are to be delivered in this way, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares issued.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f) Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Incentive Stock Option exceeds this limit, it shall constitute a Non-Qualified Option.
SECTION 6.   SHARE APPRECIATION RIGHTS
(a) Award of Share Appreciation Rights.   The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
(b) Exercise Price of Share Appreciation Rights.   The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant.
(c) Grant and Exercise of Share Appreciation Rights.   Share Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d) Terms and Conditions of Share Appreciation Rights.   Share Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Share Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7.   RESTRICTED SHARE AWARDS
(a) Nature of Restricted Share Awards.   The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b) Rights as a Shareholder.   Upon the grant of the Restricted Share Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Shares vest. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d) Vesting and payment of Restricted Shares.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.” Where newly issued Shares are to be delivered on the vesting of a Restricted Share Award, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares the subject of the Restricted Share Award.

SECTION 8.   RESTRICTED SHARE UNITS
(a) Nature of Restricted Share Units.   The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of stock units that may be settled in Shares (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares. Restricted Share Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b) Election to Receive Restricted Share Units in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Share Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c) Rights as a Shareholder.   A grantee shall have the rights as a shareholder only as to Shares acquired by the grantee upon settlement of Restricted Share Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Share Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine. Where newly issued Shares are to be delivered on the vesting of a Restricted Share Unit, the Affiliate which employs the grantee, if so agreed with the Company, shall pay to the Company such price as is at least equal to the aggregate nominal value of the Shares the subject of the Restricted Share Unit.
(d) Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.   UNRESTRICTED SHARE AWARDS
Grant or Sale of Unrestricted Shares.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.   CASH-BASED AWARDS
Grant of Cash-Based Awards.   The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a) Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b) Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.   TRANSFERABILITY OF AWARDS
(a) Transferability.   Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b) Administrator Action.   Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c) Family Member.   For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d) Designation of Beneficiary.   To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.   TAX WITHHOLDING
(a) Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock.   The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Shares includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of Shares issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14.   SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15.   TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a) Termination of Service Relationship.   If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.   AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company shareholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.   GENERAL PROVISIONS
(a) No Distribution.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b) Issuance of Stock.   To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing Shares pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares are listed, quoted or traded. The Administrator may place legends on any Share certificate or notations on any book entry to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c) Shareholder Rights.   Until Shares are deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of an Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e) Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f) Clawback Policy.   Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
(g) Concert-Party Restrictions under the Irish Takeover Rules.   In the event that any individual who is eligible to receive an Award is, or is presumed to be, a “person acting in concert” for the purposes of the Irish Takeover Rules, and the grant, exercise, vesting, settlement or any other action in relation to an Award to such individual may, in the reasonable opinion of the Administrator, result in the individual and/or any person acting, or presumed to be acting, in concert with such individual becoming obliged under the Irish Takeover Rules to make an offer for the Company under Rule 9 of the Irish Takeover Rules (“a Concert-Party Offer”), the Administrator may decide that either (i) such grant, exercise, vesting, settlement or other action in relation to such individual or Participant shall not take effect unless the Company is in receipt of a confirmation, direction or ruling from the Irish Takeover Panel that satisfies the Board that such grant, exercise, vesting, settlement or other action would not result in an obligation to make a Concert-Party Offer; or the Shares which are to be delivered on the vesting or settlement of the relevant Award shall not have any voting rights. If the Administrator determines that the exercise or settlement of any such Award by way of the issuance of Shares is not possible or desirable, it may determine that such Award shall be settled in cash, on such conditions as the Administrator may determine.
SECTION 19.   EFFECTIVE DATE OF PLAN
This Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s Constitution, and applicable stock exchange rules. No grants of Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20.   GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: April 13, 2020
DATE APPROVED BY SHAREHOLDERS:

VOTE BY INTERNET - www.eproxyappointment.com Use the internet to transmit your voting instructions up until 10:00 AM (Irish Standard Time) on August 3, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD1 ADD2 ADD3 ADD4 (AA111AAZZ) AVADEL PHARMACEUTICALS PLC 10 EARLSFORT TERRACE DUBLIN 2, IRELAND D02 T380 SGANPC5 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Corporate Secretary, c/o Avadel Pharmaceuticals plc, 10 Earlsfort Terrace Dublin 2, Ireland D02 T380. In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 10:00 AM (Irish Standard Time) on August 3, 2020. VOTE BY E-MAIL Mark, sign and date your proxy card and send a digital copy to general.meeting@avadel.com. Please include your shareholder reference number, control number and PIN#. Your electronic transmission of your proxy card must be received by 10:00 AM (Irish Standard Time) on August 3, 2020. All instruments of proxy and proxy cards must be received by 10:00 AM (Irish Standard Time) on August 3, 2020. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY AVADEL PHARMACEUTICALS PLC The Board of Directors recommends you vote FOR the following director nominees: The Board of Directors recommends you vote FOR proposals 2, 3, 4. For Against Abstain 1. Election of Directors 1a. Gregory J. Divis 1b. Dr. Eric J. Ende 1c. Geoffrey M. Glass 1d. Linda S. Palczuk 1e. Dr. Mark A. McCamish 1f. Peter Thornton For Against Abstain 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2020 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company. 4. To approve the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan. Any shareholder entitled to attend, speak and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending, speaking and voting at the meeting in person. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date Signature (Joint Owners) Date 00000XXX/000000/000000 12NLLC D01

AVADEL PHARMACEUTICALS PLC Annual General Meeting of Shareholders August 5, 2020 - 10:00 AM (Irish Standard Time) This proxy is solicited by the Board of Directors. The signatory, revoking any proxy heretofore given in connection with the Meeting (as defined below), hereby appoints Mr. Gregory J. Divis and Mr. Thomas McHugh (the “Proxy Designees”), as proxy, each with the power to act individually and with the power to appoint his substitute, and hereby authorizes each of them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Avadel Pharmaceuticals plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 AM Irish Standard Time, on August 5, 2020, at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof (the “Meeting”). If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary by writing to Avadel Pharmaceuticals plc, 10 Earlsfort Terrace Dublin 2, Ireland D02 T380 or by e-mail at general.meeting@avadel.com. In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxy Designees, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side. 00000XXX/000000/000000 12NLLC D01

Annual General Meeting of the Shareholders ofAvadel Pharmaceuticals plcDate: August 5, 2020See Voting Instruction On Reverse Side.Please make your marks like this: x Use pen only For Against AbstainAnnual General Meeting of the Shareholders ofAvadel Pharmaceuticals plc to be held on August 5, 2020For Holders as of May 27, 20201. By separate resolutions, to elect the following six current Directors: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Linda S. Palczuk, Dr. Mark A. McCamish and Peter Thorntonto the Board of Directors (the “Board”); each to serve a one- year term expiring at the conclusion of the next annual general meeting of shareholders (“Proposal 1”);2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December31, 2020 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration (“Proposal 2”);3. To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company (“Proposal 3”); and4. To approve the Avadel Pharmaceuticals plc 2020 OmnibusIncentive Compensation Plan (“Proposal 4”).Note: The Board will consider and act upon any other business asmay properly be brought before the Meeting and any adjournments or postponements of the Meeting.THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS1, 2, 3 AND 4.MAIL• Mark, sign and date your Voting Instruction Form.• Detach your Voting Instruction Form.• Return your Voting Instruction Form in the postage-paid envelope provided.All votes must be received by 12:00 noon New York time on July 29, 2020.PROXY TABULATOR FORAVADEL PHARMACEUTICALS PLC P.O. BOX 8016CARY, NC 27512-9903EVENT #Authorized Signatures - This section must be completed for your instructions to be executed. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.CLIENT #Please Sign Here Please Date AbovePlease Sign Here Please Date AboveCopyright © 2020 Mediant Communications Inc. All Rights Reserved

Avadel Pharmaceuticals plcInstructions to The Bank of New York Mellon, as Depositary(Must be received prior to 12:00 noon New York time on July 29, 2020)The undersigned registered owner of American Depositary Shares (the “Owner”) hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other deposited shares represented by such American Depositary Shares of Avadel Pharmaceuticals plc registered in the name of the undersigned on the books of the Depositary as of the close of business May 27, 2020, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc, to be held on August 5, 2020 in respect of the resolutions specified on the reverse.NOTE:1. Instructions as to voting on the specific resolutions should be indicated by an x in the appropriate box.2. If no instructions are received by the Depositary from the Owner with respect to any of the deposited shares represented by the American Depositary Shares held by such Owner on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give, and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such deposited shares and this proxy will be voted “for” proposals1, 2, 3 and 4, except in case where the Company notifies the Depositary that (i) the Company does not wish such proxy given, (ii) substantial opposition exists or (iii) the matter to be voted on materially and adversely affects the rights of holders of the Company’s shares.(Continued and to be marked, dated and signed, on the other side)